UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 08673

Dreyfus Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/09

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Investment Portfolios, Core Value Portfolio

ANNUAL REPORT December 31, 2009

BNY MELLON
ASSET MANAGEMENT

Dreyfus

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Important Tax Information
30	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
Core Value Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Core Value Portfolio, a series of Dreyfus Investment Portfolios, covering the 12-month period from January 1, 2009, through December 31, 2009.

The U.S. stock market ended 2009 with a healthy annual gain, but market indices across all capitalization ranges and investment styles remained well below the peaks reached in the fall of 2007.The equity market’s advance was driven by improving investor sentiment as the U.S. economy staged a gradual, but sustained, recovery from the recession and banking crisis that had depressed stock prices at the beginning of the year. After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand. The slumping housing market also showed signs of renewed life later in the year when home sales and prices rebounded modestly. However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

As 2010 begins, our Chief Economist, as well as many securities analysts and portfolio managers have continued to find opportunities and survey potential challenges across a variety of asset classes, including equities. While no one can predict the future, we believe that the 2010 investment environment will likely require a broader range of investment considerations relative to last year. As always, your financial adviser can help you determine the mix of investments that may be best suited to helping you achieve your goals at a level of risk that is comfortable for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of January 1, 2009, through December 31, 2009, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2009, Core Value Portfolio, a series of Dreyfus Investment Portfolios, produced a total return of 18.18% for its Initial shares, and its Service shares produced a total return of 17.96%.1 In comparison, the fund’s benchmark, the Russell 1000 Value Index (the “Index”), produced a total return of 19.69% for the same period.2

In the wake of a severe recession and banking crisis, stocks rallied over much of 2009 as credit markets thawed and investors looked forward to better economic times. However, large-cap value stocks generally advanced less robustly than their smaller and more growth-oriented counterparts. The fund produced lower returns than its benchmark, due primarily to shortfalls in the consumer discretionary sector and, to a lesser extent, the utilities sector.

The Fund’s Investment Approach

The fund invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. We also focus on a company’s relative value, financial strength, business momentum and likely catalysts that could ignite the stock price.

U.S. Stock Market Rebounded Sharply

During the winter of 2009,equity markets were still reeling from a global financial crisis that nearly led to the collapse of the worldwide banking system. In addition, rising unemployment and declining housing markets had produced the most severe recession since the 1930s.These influences fueled a bear market that drove stocks across all capitalization ranges and investment styles to multi-year lows during the first quarter of the year.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The decline affected a wide variety of industry groups seemingly regardless of their underlying business fundamentals.

Market sentiment began to improve in early March, as aggressive measures adopted by government and monetary authorities to repair the credit markets—including historically low short-term interest rates, a massive economic stimulus program and rescues of troubled corporations—seemed to gain traction. Additional evidence of economic stabilization later appeared, sparking a sustained market rally through year-end. Smaller, lower-quality companies generally led the rally as investors sought bargains among stocks that had been severely punished in the downturn.

Stock Selection Strategy Drove Fund Performance

Although investor behavior during the downturn was motivated more by fear of losses than the strengths and weaknesses of individual companies, our stock selection strategy proved relatively effective, helping the fund cushion market declines. Our process continued to find value-oriented opportunities during the rally over the remainder of 2009, when investors’ appetite for risk returned, but returns were particularly strong among benchmark components that did not meet our investment criteria, causing the fund to lag the Russell 1000Value Index.

Disappointments were particularly pronounced in the economically sensitive consumer discretionary sector, where poor timing in the purchase and sale of used car chain AutoZone weighed on the fund’s relative performance.The fund did not own Ford Motor Company as the recession-stressed company did not meet our investment criteria, but Ford rallied strongly when it became clearer that bankruptcy was unlikely. Instead, we preferred automobile-related investments such as Johnson Controls, which does business with a variety of automakers but lagged sector averages. In the relatively small utilities sector, the fund encountered difficulties with several regulated electricity producers when proposed regulatory reforms were delayed.

On a more positive note, the fund’s relative performance was especially strong in the energy sector, where a more constructive investment posture helped bolster the fund’s results as rising commodity prices drove

4

stock prices higher. An underweighted position in industry bellwether Exxon Mobil boosted relative returns when investors turned toward less defensive investments in the rally. Instead, we focused on smaller oil producers such as Occidental Petroleum, which advanced due to an attractive valuation and strong growth prospects.

In the health care sector, the fund benefited from favorable timing in trades involving pharmaceutical developer Wyeth Pharmaceuticals, which was acquired by a former rival at a substantial premium to its prevailing stock price.We sold the stock soon after the acquisition was announced, avoiding subsequent underperformance.

Positioned for a Global Economic Recovery

As of the reporting period’s end, the economy appears to be gaining strength, and we have seen signs that investors have been refocusing on companies with healthy finances and strong business fundamentals.In our judgment, these developments could lead to an investment environment that is especially well suited to our stock selection process. Indeed, we have continued to find attractive opportunities among multinational companies, especially in the information technology and consumer discretionary sectors, that appear poised to prosper during an economic rebound that may be more robust overseas than in the United States.We have found fewer opportunities in the industrials and utilities sectors.

January 15, 2010

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Core Value Portfolio, a Series of Dreyfus Investment
Portfolios, made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
Initial shares	18.18%	–0.05%	1.87%
Service shares	17.96%	–0.19%	1.76%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Core Value Portfolio on 12/31/99 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”)
on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the fund’s Initial shares from their inception date through December 30, 2000, and the performance of the fund’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2009 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses (after any expense reimbursements).The Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 5.20	$ 6.36
Ending value (after expenses)	$1,195.10	$1,193.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.79	$ 5.85
Ending value (after expenses)	$1,020.47	$1,019.41

† Expenses are equal to the fund’s annualized expense ratio of .94% for Initial Shares and 1.15% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2009

Common Stocks—99.7%	Shares	Value ($)
Consumer Discretionary—11.4%
Best Buy	5,310	209,533
Carnival	10,670 [a]	338,132
Dollar General	8,315	186,505
Home Depot	21,400	619,102
Johnson Controls	12,620	343,769
Limited Brands	9,560	183,934
News, Cl. A	29,970	410,289
Omnicom Group	9,530	373,100
Staples	6,950	170,901
Target	3,520	170,262
Time Warner	22,693	661,274
Toll Brothers	6,070 [a]	114,177
Walt Disney	5,370	173,183
		3,954,161
Consumer Staples—7.0%
Coca-Cola Enterprises	7,960	168,752
CVS Caremark	17,570	565,930
Kellogg	6,600	351,120
PepsiCo	11,390	692,512
Philip Morris International	6,770	326,246
Procter & Gamble	5,580	338,315
		2,442,875
Energy—18.5%
Chevron	17,260	1,328,847
ConocoPhillips	13,830	706,298
Devon Energy	3,160	232,260
EOG Resources	6,690	650,937
Exxon Mobil	14,214	969,253
Hess	6,170	373,285
Marathon Oil	8,150	254,443
Occidental Petroleum	18,820	1,531,007
Peabody Energy	3,990	180,388
Schlumberger	2,980	193,968
		6,420,686

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—24.1%
ACE	3,300 [a]	166,320
Aflac	4,010	185,462
American Express	4,910	198,953
Ameriprise Financial	8,540	331,523
AON	6,500	249,210
Bank of America	60,730	914,594
Capital One Financial	2,880	110,419
Citigroup	104,990	347,517
Goldman Sachs Group	4,040	682,114
JPMorgan Chase & Co.	36,090	1,503,870
Marsh & McLennan Cos.	10,390	229,411
MetLife	14,060	497,021
Morgan Stanley	15,210	450,216
Prudential Financial	5,760	286,618
State Street	6,960	303,038
SunTrust Banks	8,200	166,378
Travelers Cos	10,370	517,048
U.S. Bancorp	14,650	329,772
Wells Fargo & Co.	33,610	907,134
		8,376,618
Health Care—10.5%
AmerisourceBergen	7,990	208,299
Amgen	5,890 [a]	333,197
Covidien	7,987	382,497
Johnson & Johnson	3,910	251,843
McKesson	3,060	191,250
Merck & Co.	12,820	468,443
Pfizer	61,010	1,109,772
Thermo Fisher Scientific	3,720 [a]	177,407
UnitedHealth Group	5,310	161,849
Warner Chilcott, Cl. A	6,806 [a]	193,767
WellPoint	2,970 [a]	173,121
		3,651,445
Industrial—7.1%
Dover	4,520	188,077
Eaton	4,780	304,104
General Electric	40,380	610,949

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Honeywell International	4,690	183,848
Raytheon	4,920	253,478
Republic Services	6,520	184,581
Tyco International	5,747	205,053
Union Pacific	8,240	526,536
		2,456,626
Information Technology—8.4%
AOL	2,063 [a]	48,027
Cisco Systems	30,230 [a]	723,706
EMC	10,750 [a]	187,803
Hewlett-Packard	11,840	609,878
Microsoft	27,040	824,450
Tyco Electronics	15,520	381,016
Western Union	8,600	162,110
		2,936,990
Materials—3.9%
Air Products & Chemicals	3,200	259,392
Dow Chemical	13,920	384,610
Freeport-McMoRan Copper & Gold	4,310	346,050
International Paper	13,130	351,621
		1,341,673
Telecommunication
Services—2.9%
AT & T	29,640	830,809
Vodafone Group, ADR	7,720	178,255
		1,009,064
Utilities—5.9%
Entergy	6,490	531,142
Exelon	4,320	211,118
FPL Group	4,960	261,987
NRG Energy	7,480 [a]	176,603
PG & E	4,050	180,833
Questar	10,270	426,924
Southern	7,870	262,228
		2,050,835
Total Common Stocks
(cost $30,924,218)		34,640,973

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Preferred Stocks—.4%	Shares	Value ($)
Financial
Bank of America (Convertible)
(cost $132,600)	8,840 [a]	131,893
Total Investments (cost $31,056,818)	100.1%	34,772,866
Liabilities, Less Cash and Receivables	(.1%)	(23,563)
Net Assets	100.0%	34,749,303
ADR—American Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	24.5	Consumer Staples	7.0
Energy	18.5	Utilities	5.9
Consumer Discretionary	11.4	Materials	3.9
Health Care	10.5	Telecommunication Services	2.9
Information Technology	8.4
Industrial	7.1		100.1

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	31,056,818	34,772,866
Receivable for investment securities sold		59,812
Dividends and interest receivable		43,515
Receivable for shares of Beneficial Interest subscribed		853
Prepaid expenses		11,274
		34,888,320
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		34,386
Cash overdraft due to Custodian		24,067
Payable for shares of Beneficial Interest redeemed		31,390
Accrued expenses		49,174
		139,017
Net Assets ($)		34,749,303
Composition of Net Assets ($):
Paid-in capital		40,670,819
Accumulated undistributed investment income—net		479,075
Accumulated net realized gain (loss) on investments		(10,116,639)
Accumulated net unrealized appreciation
(depreciation) on investments		3,716,048
Net Assets ($)		34,749,303

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	16,821,757	17,927,546
Shares Outstanding	1,437,639	1,522,651
Net Asset Value Per Share ($)	11.70	11.77

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $3,145 foreign taxes withheld at source):
Unaffiliated issuers	805,264
Affiliated issuers	193
Interest	3,769
Income from securities lending—Note 1(b)	2,871
Total Income	812,097
Expenses:
Investment advisory fee—Note 3(a)	243,538
Distribution fees—Note 3(b)	42,857
Auditing fees	38,512
Custodian fees—Note 3(b)	12,926
Prospectus and shareholders’ reports	3,824
Legal fees	3,644
Trustees’ fees and expenses—Note 3(c)	932
Shareholder servicing costs—Note 3(b)	534
Interest expense—Note 2	130
Loan commitment fees—Note 2	66
Registration fees	58
Miscellaneous	14,286
Total Expenses	361,307
Less—waiver of fees due to undertaking—Note 3(a)	(28,662)
Less—reduction in fees due to earnings credits—Note 1(b)	(18)
Net Expenses	332,627
Investment Income—Net	479,470
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(4,083,587)
Net unrealized appreciation (depreciation) on investments	8,744,725
Net Realized and Unrealized Gain (Loss) on Investments	4,661,138
Net Increase in Net Assets Resulting from Operations	5,140,608

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
Operations ($):
Investment income—net	479,470	906,251
Net realized gain (loss) on investments	(4,083,587)	(5,864,375)
Net unrealized appreciation
(depreciation) on investments	8,744,725	(17,323,247)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,140,608	(22,281,371)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(466,931)	(567,578)
Service Shares	(437,686)	(620,323)
Net realized gain on investments:
Initial Shares	—	(3,076,008)
Service Shares	—	(3,679,023)
Total Dividends	(904,617)	(7,942,932)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,045,422	1,843,001
Service Shares	410,474	681,811
Dividends reinvested:
Initial Shares	466,931	3,643,586
Service Shares	437,686	4,299,346
Cost of shares redeemed:
Initial Shares	(3,361,293)	(7,447,428)
Service Shares	(4,222,637)	(7,457,586)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(5,223,417)	(4,437,270)
Total Increase (Decrease) in Net Assets	(987,426)	(34,661,573)
Net Assets ($):
Beginning of Period	35,736,729	70,398,302
End of Period	34,749,303	35,736,729
Undistributed investment income—net	479,075	904,222

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2009	2008
Capital Share Transactions:
Initial Shares
Shares sold	111,411	141,710
Shares issued for dividends reinvested	53,918	244,208
Shares redeemed	(362,766)	(523,016)
Net Increase (Decrease) in Shares Outstanding	(197,437)	(137,098)
Service Shares
Shares sold	40,997	48,660
Shares issued for dividends reinvested	50,193	287,197
Shares redeemed	(418,620)	(543,784)
Net Increase (Decrease) in Shares Outstanding	(327,430)	(207,927)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.24	18.37	19.50	16.29	15.52
Investment Operations:
Investment income—net[a]	.15	.25	.31	.26	.20
Net realized and unrealized
gain (loss) on investments	1.61	(6.14)	.25	3.18	.64
Total from Investment Operations	1.76	(5.89)	.56	3.44	.84
Distributions:
Dividends from investment income—net	(.30)	(.35)	(.28)	(.23)	(.07)
Dividends from net realized
gain on investments	—	(1.89)	(1.41)	—	—
Total Distributions	(.30)	(2.24)	(1.69)	(.23)	(.07)
Net asset value, end of period	11.70	10.24	18.37	19.50	16.29
Total Return (%)	18.18	(35.91)	3.00	21.31	5.42
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	.88	.87	.86	.86
Ratio of net expenses
to average net assets	.96	.88[b]	.86	.85	.86[b]
Ratio of net investment income
to average net assets	1.54	1.77	1.63	1.47	1.28
Portfolio Turnover Rate	67.53	55.84	69.92	44.76	55.38
Net Assets, end of period ($ x 1,000)	16,822	16,745	32,547	32,517	32,189

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.27	18.39	19.52	16.31	15.54
Investment Operations:
Investment income—net[a]	.14	.23	.28	.23	.18
Net realized and unrealized
gain (loss) on investments	1.62	(6.14)	.26	3.18	.63
Total from Investment Operations	1.76	(5.91)	.54	3.41	.81
Distributions:
Dividends from investment income—net	(.26)	(.32)	(.26)	(.20)	(.04)
Dividends from net realized
gain on investments	—	(1.89)	(1.41)	—	—
Total Distributions	(.26)	(2.21)	(1.67)	(.20)	(.04)
Net asset value, end of period	11.77	10.27	18.39	19.52	16.31
Total Return (%)	17.96	(35.93)	2.79	21.16	5.25
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23	1.13	1.12	1.11	1.11
Ratio of net expenses
to average net assets	1.08	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	1.42	1.65	1.50	1.32	1.14
Portfolio Turnover Rate	67.53	55.84	69.92	44.76	55.38
Net Assets, end of period ($ x 1,000)	17,928	18,992	37,851	41,395	39,646

a Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company operating as a series company currently offering four series, including the Core Value Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to provide long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors

20

may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	34,594,611	—	—	34,594,611
Equity Securities—
Foreign†	178,255	—	—	178,255

† See Statement of Investments for industry classification.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result

22

of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2009, The Bank of New York Mellon earned $1,230 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $479,075, accumulated capital losses $9,295,907 and unrealized appreciation $2,981,230. In addition, the fund had $85,914 of capital losses realized after October 31, 2009 which were deferred for tax purposes to the first day of the following year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $3,465,952 of the carryover expires in fiscal 2016 and $5,829,955 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008 were as follows: ordinary income $904,617 and $1,189,171 and long-term capital gains $0 and $6,753,761, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2009, was approximately $14,400, with a related weighted average annualized interest rate of .90%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

24

The Manager had agreed, from January 1, 2009 to July 31, 2009, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of such class. During the period ended December 31, 2009, the Manager waived receipt of fees of $28,662, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2009, Service shares were charged $42,857 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2009, the fund was charged $96 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2009, the fund was charged $18 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2009, the fund was charged $12,926 pursuant to the custody agreement.

During the period ended December 31, 2009, the fund was charged $6,681 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $22,317, Rule 12b-1 distribution plan fees $3,837, custodian fees $3,201, chief compliance officer fees $5,011 and transfer agency per account fees $20.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2009, amounted to $21,834,768 and $27,087,887, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended December 31, 2009. These disclosures did not impact the notes to the financial statements.

26

At December 31, 2009, the cost of investments for federal income tax purposes was $31,791,636; accordingly, accumulated net unrealized appreciation on investments was $2,981,230 consisting of $5,233,293 gross unrealized appreciation and $2,252,063 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 10, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2010

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2009 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 29

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the“Company”) held on July 14 and 15,2009,the Board considered the re-approval for an annual period (through August 31, 2010) of the Core Value Portfolio (the “fund”) Investment Advisory Agreement with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board noted that the fund’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund.The Manager also provided the number of separate accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and

30

practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Investment Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of large-cap value funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all large-cap value funds underlying variable insurance products (the “Performance Universe”), selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2009.The Board members noted that the fund’s total return performance for its Initial shares was above the Performance Group and Performance Universe medians for all periods, except for the 1-year period when the total return performance was below the Performance Group and Performance Universe medians and the 10-year period where the total return performance was at the Performance Group median. The Manager also provided a comparison of the fund’s total returns to the returns of its benchmark index for each of the calendar years for the prior ten years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the actual management fee and expense ratio of the fund’s Initial shares (which are not subject to a Rule 12b-1 plan) were higher and lower, respectively, than the Expense Group and Expense Universe medians. They also noted that the contractual management fee was lower than the Expense Group median. In addition, the Board noted that the

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

expense ratio of the fund’s Service shares (which are subject to a Rule 12b-1 plan) was higher than the Expense Group and Expense Universe medians. The Board considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

Representatives of the Manager reviewed with the Board members the advisory fees paid to the Manager or its affiliates by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the fund. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds with similar investment objectives, policies and strategies as the fund. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s advisory fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if

32

the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was not unreasonable given the services provided. The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information (including the fee waiver and expense reimbursement arrangement), costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the advisory fee rate charged to the fund, and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Investment Advisory Agreement was in the best interests of the fund and its shareholders.

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

J. DAVID OFFICER, Vice President since January 2010.

Director of Mellon United National Bank, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

38

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

The Fund 39

NOTES

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
37	Board Members Information
39	Officers of the Fund
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Back Cover

Dreyfus Investment Portfolios,
MidCap Stock Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for MidCap Stock Portfolio, a series of Dreyfus Investment Portfolios, covering the 12-month period from January 1, 2009, through December 31, 2009.

The U.S. stock market ended 2009 with a healthy annual gain, but market indices across all capitalization ranges and investment styles remained well below the peaks reached in the fall of 2007.The equity market’s advance was driven by improving investor sentiment as the U.S. economy staged a gradual, but sustained, recovery from the recession and banking crisis that had depressed stock prices at the beginning of the year. After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand. The slumping housing market also showed signs of renewed life later in the year when home sales and prices rebounded modestly. However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

As 2010 begins, our Chief Economist, as well as many securities analysts and portfolio managers have continued to find opportunities and survey potential challenges across a variety of asset classes, including equities. While no one can predict the future,we believe that the 2010 investment environment will likely require a broader range of investment considerations relative to last year. As always, your financial adviser can help you determine the mix of investments that may be best suited to helping you achieve your goals at a level of risk that is comfortable for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through December 31, 2009, as provided by Michael Dunn, Oliver Buckley, Langton C. Garvin and Patrick Slattery, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2009, MidCap Stock Portfolio, a series of Dreyfus Investment Portfolios, produced a total return of 35.51% for its Initial shares, and its Service shares produced a total return of 35.33%.1 In comparison, the fund’s benchmark, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), produced a total return of 37.38% for the same period.2 Following continued recession-related market declines in January and February 2009, stocks rallied through the remainder of the year, ending the reporting period with substantial gains. Midcap stocks performed particularly well, materially outperforming large- and small-cap stocks as investors turned to growing companies poised to benefit from an economic recovery.The fund participated substantially in the market’s advance, lagging its benchmark due to its preference for higher-quality companies at a time when riskier, lower quality stocks led the rally.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the S&P 400 Index.To pursue this goal, the fund normally invests at least 80% of its assets in stocks of midsize companies.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P 400 Index is a primary goal of the investment process.

Improving Economic Prospects Bolstered Stocks

The first two months of 2009 saw more of the recession-related market declines that had characterized the second half of 2008 as a global recession and financial crisis continued to take its toll. During the first quarter of the year, most major stock market indices hit multi-year lows amid fears of frozen credit markets and depressed business conditions.

However, stock prices began to rebound in March amid signs that aggressive remedial programs implemented by government and mone-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

tary authorities—including historically low short-term interest rates and a massive economic stimulus package—were gaining traction. As the possibility of widespread bankruptcies receded, previously beaten-down companies with weak balance sheets and high degrees of leverage enjoyed especially robust gains.While employment and other economic indicators remained weak during the second half of 2009, mounting evidence of a sustainable recovery supported a continued market advance, which broadened to include higher-quality companies with attractive momentum and value characteristics.

Effectiveness of Quantitative Factors Broadened

The fund’s value-oriented stock selection factors generally contributed positively to performance throughout the reporting period. However, other key analytical factors, including momentum metrics and earnings-quality measures, lagged during the second and third quarters of 2009 when the market’s advance was led by low-priced, highly leveraged stocks. During the fourth quarter of the year, momentum factors began contributing more positively to the fund’s performance, narrowing the performance gap with the benchmark.

Industrial Holdings Led Returns

Two industrial machinery makers produced particularly notable gains for the fund. Vehicle maker Oshkosh roughly quadrupled in value after the company announced it had received several large military contracts. Mining equipment producer Bucyrus International surged during the final quarter of the year on the strength of encouraging earnings guidance and a favorably received acquisition of the mining equipment business of Terex.

A wide range of other holdings further bolstered the fund’s performance relative to the benchmark. Several technology stocks—including computer hard drive maker Western Digital (which was sold during the period), computer and parts distributor Tech Data, and networking product producer F5 Networks—outperformed industry averages due to strong financial results. Biotechnology tools developer Life Technologies rose amid better-than-expected sales and earnings, leading us to sell the fund’s position and lock in gains. A few holdings also advanced in response to buyout offers, including information technology solutions provider Avocent,fertilizer producerTerra Industries,independent oil and gas developer Encore Acquisition and soft drink bottler PepsiAmericas. Avocent and PepsiAmericas have been sold out of the portfolio since their announcements.

4

On a more negative note,disappointments in a few holdings undermined the fund’s returns relative to its benchmark. Discount retailers Family Dollar Stores and Dollar Tree failed to keep pace with retail industry averages as investor sentiment in the economic recovery shifted in favor of higher-end merchandisers. Energy company Frontier Oil reported weaker-than-expected financial results, as did financial firms Cincinnati Financial and The NASDAQ OMX Group. Weak financial results also took a toll on electric utility Hawaiian Electric Industries, engineering contractor Dycom Industries and medical diagnostics device maker Gen-Probe. Finally, the fund’s returns suffered due to unfavorable timing in the purchase and sale of container manufacturer Owens-Illinois.As of year-end, Cincinnati Financial, Hawaiian Electric, Gen-Probe, and Owens-Illinois had been sold out of the portfolio.

Managing the Fund’s Portfolio

During 2009, the market was characterized by higher than usual levels of volatility. As a result, even relatively small tilts had the potential to result in outsized impacts. We therefore maintained tight control over industry, sector, capitalization, and other top-down differences between the portfolio and benchmark.

The fund has a disciplined,quantitatively driven investment approach and as of year-end 2009, the market appeared to be rewarding a reasonable balance of value and momentum factors.

January 15, 2010

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of MidCap Stock Portfolio, a series of Dreyfus Investment
Portfolios, made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
February 28, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
Initial shares	35.51%	–0.73%	2.91%
Service shares	35.33%	–0.85%	2.78%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
MidCap Stock Portfolio on 12/31/99 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index
(the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the fund’s Initial shares from their inception date through December 30, 2000, and the performance of the fund’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2009 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses (after any expense reimbursements).The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.77	$ 5.11
Ending value (after expenses)	$1,252.70	$1,251.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.28	$ 4.58
Ending value (after expenses)	$1,020.97	$1,020.67

† Expenses are equal to the fund’s annualized expense ratio of .84% for Initial Shares and .90% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2009

Common Stocks—99.2%	Shares	Value ($)
Consumer Discretionary—16.2%
Aaron’s	26,700 [a]	740,391
Advance Auto Parts	48,500	1,963,280
Aeropostale	36,975 [b]	1,258,999
Barnes & Noble	38,500 [a]	734,195
Blyth	8,300	279,876
Boyd Gaming	29,500 [a,b]	246,915
Brinker International	64,350	960,102
Carlisle Cos.	53,300	1,826,058
Cheesecake Factory	84,200 [a,b]	1,817,878
Dollar Tree	30,100 [b]	1,453,830
Family Dollar Stores	19,950	555,208
Foot Locker	103,300	1,150,762
FTI Consulting	5,800 [b]	273,528
Gentex	40,350	720,247
International Speedway, Cl. A	12,200	347,090
ITT Educational Services	15,400 [a,b]	1,477,784
Panera Bread, Cl. A	10,000 [a,b]	669,700
PetSmart	41,600	1,110,304
Regal Entertainment Group, Cl. A	33,100	477,964
Regis	19,400 [a]	302,058
Ross Stores	21,800	931,078
Scholastic	29,100 [a]	868,053
Scotts Miracle-Gro, Cl. A	21,200 [a]	833,372
SEACOR Holdings	10,900 [b]	831,125
Timberland, Cl. A	26,700 [b]	478,731
Valspar	14,600	396,244
Warnaco Group	24,450 [b]	1,031,546
Wyndham Worldwide	14,500	292,465
		24,028,783
Consumer Staples—3.4%
Energizer Holdings	4,600 [b]	281,888
Hormel Foods	27,250	1,047,763
Lancaster Colony	33,400	1,659,980
Pulte Homes	76,500 [a,b]	765,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Staples (continued)
Tyson Foods, Cl. A	24,600	301,842
Universal	20,400 [a]	930,444
		4,986,917
Energy—7.2%
Atmos Energy	21,500	632,100
Bill Barrett	35,100 [a,b]	1,091,961
Cameron International	24,100 [b]	1,007,380
Covanta Holding	21,400 [a,b]	387,126
Encore Acquisition	24,500 [b]	1,176,490
Frontier Oil	82,200	989,688
Helix Energy Solutions Group	18,900 [b]	222,075
Oceaneering International	21,400 [b]	1,252,328
Patterson-UTI Energy	22,200	340,770
Plains Exploration & Production	18,600 [b]	514,476
Southern Union	60,100	1,364,270
Tesoro	29,900 [a]	405,145
Unit	21,100 [b]	896,750
WGL Holdings	11,000	368,940
		10,649,499
Financial—19.6%
Alexandria Real Estate Equities	16,800 [a,c]	1,080,072
American Financial Group	63,575	1,586,196
AmeriCredit	88,400 [a,b]	1,683,136
Ameriprise Financial	20,400	791,928
Annaly Capital Management	39,100 [c]	678,385
Broadridge Financial Solutions	58,800	1,326,528
Corporate Office Properties Trust	18,200 [c]	666,666
Dun & Bradstreet	6,000	506,220
Equity One	25,400 [c]	410,718
Federated Investors, Cl. B	15,900 [a]	437,250
FirstMerit	65,106	1,311,235
HCC Insurance Holdings	52,450	1,467,027
Hospitality Properties Trust	72,800 [c]	1,726,088
Hudson City Bancorp	92,900	1,275,517
IAC/InterActiveCorp	19,800 [b]	405,504

10

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Liberty Property Trust	18,200 [a,c]	582,582
Macerich	24,571 [c]	883,327
Mack-Cali Realty	6,500	224,705
Mercury General	3,900	153,114
Nasdaq OMX Group	16,400 [b]	325,048
New York Community Bancorp	42,000	609,420
NewAlliance Bancshares	129,500	1,555,295
Old Republic International	46,600	467,864
Potlatch	38,500 [a,c]	1,227,380
Principal Financial Group	25,300	608,212
Raymond James Financial	44,300	1,053,011
Regency Centers	27,400 [a,c]	960,644
Reinsurance Group of America	17,600	838,640
StanCorp Financial Group	42,200	1,688,844
Weingarten Realty Investors	55,700 [c]	1,102,303
Westamerica Bancorporation	24,700 [a]	1,367,639
		29,000,498
Health Care—11.2%
Charles River Laboratories
International	12,300 [b]	414,387
Cooper	11,700	446,004
Endo Pharmaceuticals Holdings	60,600 [b]	1,242,906
Henry Schein	32,300 [b]	1,698,980
Humana	34,400 [b]	1,509,816
Kinetic Concepts	31,800 [a,b]	1,197,270
LifePoint Hospitals	29,900 [a,b]	972,049
Omnicare	42,400	1,025,232
OSI Pharmaceuticals	39,400 [b]	1,222,582
Resmed	22,600 [b]	1,181,302
Smithfield Foods	35,300 [a,b]	536,207
STERIS	43,500 [a]	1,216,695
Techne	29,100	1,995,096
Valeant Pharmaceuticals International	48,600 [a,b]	1,544,994
Vertex Pharmaceuticals	10,600 [b]	454,210
		16,657,730

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial—11.3%
Brink’s	42,000	1,022,280
Bucyrus International	34,400 [a]	1,939,128
Con-way	10,000	349,100
Donaldson	25,600	1,089,024
Dycom Industries	113,800 [b]	913,814
Expeditors International Washington	18,400	639,032
Flowserve	5,800	548,274
GATX	17,300 [a]	497,375
Granite Construction	16,100 [a]	541,926
Hubbell, Cl. B	37,450	1,771,385
Joy Global	29,900	1,542,541
KBR	24,100	457,900
Oshkosh	51,400	1,903,342
Pitney Bowes	17,700	402,852
Rent-A-Center	52,900 [b]	937,388
Timken	46,700	1,107,257
URS	24,300 [b]	1,081,836
		16,744,454
Information Technology—17.4%
Advent Software	27,700 [a,b]	1,128,221
Avnet	25,500 [b]	769,080
CA	34,100	765,886
Cognizant Technology Solutions, Cl. A	16,300 [b]	738,390
CommScope	47,000 [b]	1,246,910
Computer Sciences	27,400 [b]	1,576,322
Cypress Semiconductor	143,200 [b]	1,512,192
F5 Networks	28,100 [b]	1,488,738
FactSet Research Systems	16,000 [a]	1,053,920
Fair Isaac	40,000 [a]	852,400
Fossil	25,900 [b]	869,204
Gartner	52,200 [b]	941,688
General Cable	14,400 [a,b]	423,648
Harris	7,000	332,850
Informatica	15,400 [b]	398,244
Ingram Micro, Cl. A	36,700 [b]	640,415

12

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Integrated Device Technology	97,100 [b]	628,237
Intersil, Cl. A	53,700	823,758
L-3 Communications Holdings	15,500	1,347,725
Micron Technology	43,400 [b]	458,304
Semtech	11,900 [a,b]	202,419
Sybase	32,600 [b]	1,414,840
Synopsys	90,900 [b]	2,025,252
Tech Data	57,300 [b]	2,673,618
Teradata	25,400 [b]	798,322
Xilinx	23,400	586,404
		25,696,987
Materials—7.4%
Airgas	11,500	547,400
Cabot	27,600	723,948
Crown Holdings	21,500 [b]	549,970
Huntsman	62,200	702,238
Minerals Technologies	32,600	1,775,722
Pactiv	30,600 [b]	738,684
Reliance Steel & Aluminum	36,100	1,560,242
Temple-Inland	84,200	1,777,462
Terra Industries	15,200	489,288
Titanium Metals	65,000 [a,b]	813,800
Worthington Industries	97,000 [a]	1,267,790
		10,946,544
Telecommunication Services—1.0%
Telephone & Data Systems	28,200	956,544
US Cellular	12,400 [b]	525,884
		1,482,428
Utilities—4.5%
AGL Resources	27,000	984,690
American Water Works	23,600	528,876
CMS Energy	25,700 [a]	402,462
Energen	15,600	730,080
IDACORP	19,800 [a]	632,610
NSTAR	9,100	334,880

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
NV Energy	129,800	1,606,924
UGI	57,700	1,395,763
		6,616,285
Total Common Stocks
(cost $139,965,505)		146,810,125

Other Investment—.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,435,000)	1,435,000 [d]	1,435,000

Investment of Cash Collateral
for Securities Loaned—13.9%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $20,534,022)	20,534,022 [d]	20,534,022
Total Investments (cost $161,934,527)	114.0%	168,779,147
Liabilities, Less Cash and Receivables	(14.0%)	(20,726,894)
Net Assets	100.0%	148,052,253

a Security, or portion thereof, on loan.At December 31, 2009, the total market value of the fund’s securities on loan is
$19,764,863 and the total market value of the collateral held by the fund is $20,534,022.
b Non-income producing security.
c Investment in Real Estate Investment Trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	19.6	Materials	7.4
Information Technology	17.4	Energy	7.2
Consumer Discretionary	16.2	Utilities	4.5
Money Market Investments	14.8	Consumer Staples	3.4
Industrial	11.3	Telecommunication Services	1.0
Health Care	11.2		114.0

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $19,764,863)—Note 1(b):
Unaffiliated issuers	139,965,505	146,810,125
Affiliated issuers	21,969,022	21,969,022
Cash		10,837
Dividends and interest receivable		143,382
Receivable for shares of Beneficial Interest subscribed		9,802
		168,943,168
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		104,712
Liability for securities on loan—Note 1(b)		20,534,022
Payable for shares of Beneficial Interest redeemed		189,589
Accrued expenses		62,592
		20,890,915
Net Assets ($)		148,052,253
Composition of Net Assets ($):
Paid-in capital		215,900,599
Accumulated undistributed investment income—net		1,508,705
Accumulated net realized gain (loss) on investments		(76,201,671)
Accumulated net unrealized appreciation
(depreciation) on investments		6,844,620
Net Assets ($)		148,052,253

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	131,962,129	16,090,124
Shares Outstanding	12,617,189	1,538,185
Net Asset Value Per Share ($)	10.46	10.46

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,531,709
Affiliated issuers	1,181
Income from securities lending—Note 1(b)	97,199
Interest	21,864
Total Income	2,651,953
Expenses:
Inverstment advisory fee—Note 3(a)	1,012,056
Professional fees	55,636
Distribution fees—Note 3(b)	35,441
Prospectus and shareholders’ reports	19,681
Custodian fees—Note 3(b)	17,480
Shareholder servicing costs—Note 3(b)	5,536
Trustees’ fees and expenses—Note 3(c)	1,864
Loan commitment fees—Note 2	219
Interest expense—Note 2	131
Miscellaneous	18,115
Total Expenses	1,166,159
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(26,646)
Less—reduction in fees due to earnings credits—Note 1(b)	(125)
Net Expenses	1,139,388
Investment Income—Net	1,512,565
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(28,024,642)
Net unrealized appreciation (depreciation) on investments	67,186,562
Net Realized and Unrealized Gain (Loss) on Investments	39,161,920
Net Increase in Net Assets Resulting from Operations	40,674,485

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
Operations ($):
Investment income—net	1,512,565	1,775,348
Net realized gain (loss) on investments	(28,024,642)	(47,478,589)
Net unrealized appreciation
(depreciation) on investments	67,186,562	(62,203,761)
Net Increase (Decrease) in Net Assets
Resulting from Operations	40,674,485	(107,907,002)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,799,027)	(2,075,788)
Service Shares	(141,551)	(242,422)
Net realized gain on investments:
Initial Shares	—	(33,614,382)
Service Shares	—	(4,819,634)
Total Dividends	(1,940,578)	(40,752,226)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	7,850,230	12,611,543
Service Shares	883,388	1,952,930
Dividends reinvested:
Initial Shares	1,799,027	35,690,170
Service Shares	141,551	5,062,056
Cost of shares redeemed:
Initial Shares	(37,882,349)	(66,932,776)
Service Shares	(3,056,034)	(16,753,669)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(30,264,187)	(28,369,746)
Total Increase (Decrease) in Net Assets	8,469,720	(177,028,974)
Net Assets ($):
Beginning of Period	139,582,533	316,611,507
End of Period	148,052,253	139,582,533
Undistributed investment income—net	1,508,705	1,936,718

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2009	2008
Capital Share Transactions:
Initial Shares
Shares sold	925,743	1,081,397
Shares issued for dividends reinvested	248,142	2,979,146
Shares redeemed	(4,564,894)	(5,935,391)
Net Increase (Decrease) in Shares Outstanding	(3,391,009)	(1,874,848)
Service Shares
Shares sold	105,477	169,431
Shares issued for dividends reinvested	19,524	423,958
Shares redeemed	(362,450)	(1,342,551)
Net Increase (Decrease) in Shares Outstanding	(237,449)	(749,162)

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	7.85	15.52	17.39	19.15	17.62
Investment Operations:
Investment income—net[a]	.11	.09	.12	.08	.08
Net realized and unrealized
gain (loss) on investments	2.62	(5.63)	.19	1.39	1.53
Total from Investment Operations	2.73	(5.54)	.31	1.47	1.61
Distributions:
Dividends from investment income—net	(.12)	(.12)	(.07)	(.07)	(.01)
Dividends from net realized
gain on investments	—	(2.01)	(2.11)	(3.16)	(.07)
Total Distributions	(.12)	(2.13)	(2.18)	(3.23)	(.08)
Net asset value, end of period	10.46	7.85	15.52	17.39	19.15
Total Return (%)	35.51	(40.42)	1.50	7.75	9.17
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.84	.82	.80	.80	.79
Ratio of net expenses
to average net assets	.84[b]	.81	.80[b]	.80[b]	.79[b]
Ratio of net investment income
to average net assets	1.22	.76	.73	.48	.43
Portfolio Turnover Rate	75.42	86.74	116.83	149.02	99.27
Net Assets, end of period ($ x 1,000)	131,962	125,701	277,602	338,081	362,789

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	7.82	15.45	17.31	19.06	17.57
Investment Operations:
Investment income—net[a]	.10	.08	.09	.06	.04
Net realized and unrealized
gain (loss) on investments	2.63	(5.60)	.21	1.39	1.52
Total from Investment Operations	2.73	(5.52)	.30	1.45	1.56
Distributions:
Dividends from investment income—net	(.09)	(.10)	(.05)	(.04)	—
Dividends from net realized
gain on investments	—	(2.01)	(2.11)	(3.16)	(.07)
Total Distributions	(.09)	(2.11)	(2.16)	(3.20)	(.07)
Net asset value, end of period	10.46	7.82	15.45	17.31	19.06
Total Return (%)	35.33	(40.44)	1.39	7.68	8.93
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09	1.06	1.05	1.05	1.04
Ratio of net expenses
to average net assets	.90	.90	.90	.91	1.00
Ratio of net investment income
to average net assets	1.16	.62	.58	.37	.22
Portfolio Turnover Rate	75.42	86.74	116.83	149.02	99.27
Net Assets, end of period ($ x 1,000)	16,090	13,881	39,009	85,277	89,264

a Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering four series, including the MidCap Stock Portfolio (the “fund”).The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund is a diversified series. The fund’s investment objective is to provide investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”)

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant

22

American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	146,810,125	—	—	146,810,125
Mutual Funds	21,969,022	—	—	21,969,022
† See Statement of Investments for industry classification.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result

24

of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2009, The Bank of New York Mellon earned $41,657 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,508,117, accumulated capital losses $75,945,495 and unrealized appreciation $6,876,563. In addition, the fund had $288,119 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $30,029,499 of the carryover expires in fiscal 2016 and $45,915,996 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008 were as follows: ordinary income $1,940,578 and $18,327,589 and long-term capital gains $0 and $22,424,637, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2009, was approximately $13,600 with a related weighted average annualized interest rate of .96%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

26

The Manager has agreed, from January 1, 2009 to February 28, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed .90% of the value of the average daily net assets of such class. During the period ended December 31, 2009, the Manager waived receipt of fees of $26,646, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to participating insurance companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2009, Service shares were charged $35,441 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2009, the fund was charged $1,083 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2009, the fund was charged $125 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2009, the fund was charged $17,480 pursuant to the custody agreement.

During the period ended December 31, 2009, the fund was charged $6,681 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $93,737, Rule 12b-1 distribution plan fees $3,385, custodian fees $3,896, chief compliance officer fees $5,011 and transfer agency per account fees $223, which are offset against an expense reimbursement currently in effect in the amount of $1,540.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2009, amounted to $100,695,561 and $131,730,322, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended December 31, 2009. These disclosures did not impact the notes to the financial statements.

28

At December 31, 2009, the cost of investments for federal income tax purposes was $161,902,584; accordingly, accumulated net unrealized appreciation on investments was $6,876,563, consisting of $19,343,074 gross unrealized appreciation and $12,466,511 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 10, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2010

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax puposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2009 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 31

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the“Company”) held on July 14 and 15,2009,the Board considered the re-approval for an annual period (through August 31, 2010) of the MidCap Stock Portfolio’s (“the fund”) Investment Advisory Agreement with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board mem-bers,none of whom are“interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Board noted that the fund’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund. The Manager also provided the number of separate accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and fund management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also

32

considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Investment Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of mid-cap core funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds consisting of all mid-cap core funds underlying variable insurance products (the “Performance Universe”), selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2009. The Board members noted that the fund’s total return performance for its Initial shares was below the Performance Group and Performance Universe medians for all periods. Representatives of the manager reminded the Board that Franklin Portfolio’s management team assumed responsibility for managing the fund in September 2007 and that Franklin Portfolio merged with Mellon Capital Management in January 2009.The Board expressed concern with the fund’s performance and requested that the Manager take steps to improve it. Representatives of the Manager advised the Board that they will evaluate the fund and discuss solutions for improving the fund’s performance. The Manager also provided a comparison of the fund’s total returns to the returns of its benchmark index for each of the calendar years for the prior ten years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S

INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

selected and provided by Lipper. The Board members noted that the actual management fee and expense ratio of the fund’s Initial shares (which are not subject to a Rule 12b-1 plan) were lower than the Expense Group and Expense Universe medians, with the exception that the actual management fee was higher than the Expense Universe median. They also noted that the contractual management fee was below the Expense Group median. In addition, the Board noted that the expense ratio of the fund’s Service shares (which are subject to a Rule 12b-1 plan) was lower than the Expense Group and Expense Universe medians. The Board considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund’s investments.

34

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was not unreasonable given the services provided. The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was concerned with the fund’s performance, but believed that the Manager would take steps to improve it and deter- mined to renew the Management Agreement only for a six- month period, through February 28, 2010.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information (including the fee waiver and expense reimbursement arrangement), costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the advisory fee rate charged to the fund, and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that the Investment Advisory Agreement would be renewed until February 28, 2010, prior to which the Board will reconsider the renewal for the remainder of the annual period (through August 31, 2010).

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

J. DAVID OFFICER, Vice President since January 2010.

Director of Mellon United National Bank, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

40

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

The Fund 41

For More Information

Dreyfus
Investment Portfolios,
MidCap Stock Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

0174AR1209

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

ANNUAL REPORT December 31, 2009

BNY MELLON
ASSET MANAGEMENT

Dreyfus

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
27	Statement of Financial Futures
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statement of Changes in Net Assets
31	Financial Highlights
32	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Important Tax Information
43	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
48	Board Members Information
50	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
Small Cap Stock Index Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, covering the 12-month period from January 1, 2009, through December 31, 2009.

The U.S stock market ended 2009 with a healthy annual gain, but market indices across all capitalization ranges and investment styles remained well below the peaks reached in the fall of 2007.The equity market’s advance was driven by improving investor sentiment as the U.S. economy staged a gradual, but sustained, recovery from the recession and banking crisis that had depressed stock prices at the beginning of the year. After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand. The slumping housing market also showed signs of renewed life later in the year when home sales and prices rebounded modestly. However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

As 2010 begins, our Chief Economist, as well as many securities analysts and portfolio managers have continued to find opportunities and survey potential challenges across a variety of asset classes, including equities.While no one can predict the future, we believe that the 2010 investment environment will likely require a broader range of investment considerations relative to last year. As always, your financial adviser can help you determine the mix of investments that may be best suited to helping you achieve your goals at a level of risk that is comfortable for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through December 31, 2009, as provided by Thomas Durante, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2009, Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio produced a total return of 25.03%.1 In comparison, the fund’s benchmark, the Standard

& Poor’s SmallCap 600 Index (the “S&P 600 Index”) produced a 25.57% return for the same period.2,3

Small-cap stocks fell sharply over the first four months of an especially volatile reporting period, but they went on to recover all of those losses and more during a rally that began in March 2009 and persisted through year-end as investors looked forward to better economic times.The difference in returns between the fund and its benchmark was primarily due to the fund’s sampling strategy, transaction costs and fund operating expenses.

The Fund’s Investment Approach

The fund seeks to match the performance of the S&P 600 Index by investing in a representative sample of the stocks included in the S&P 600 Index, and in futures whose performance is tied to the index.The fund’s portfolio investments are selected by a “sampling” process based on market capitalization, industry representation and other means.The fund expects to invest in approximately 500 or more of the stocks in the S&P 600 Index.

The S&P 600 Index is composed of 600 domestic stocks with market capitalizations ranging between approximately $200 million and $1.0 billion, depending on index composition. Each stock is weighted by its market capitalization; generally, larger companies have greater representation in the S&P 600 Index than small ones.

Equity Markets Bottomed in March, Then Surged Higher

The year 2009 began in the midst of a severe recession exacerbated by a global banking crisis that left major financial institutions unable to obtain short-term funding due to massive losses among mortgage- and asset-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

backed securities. In an attempt to boost economic growth and shore up the nation’s banks, the Federal Reserve Board had pumped liquidity into the banking system and reduced short-term interest rates to the historically low range of 0% to 0.25%. In January, Congress took steps to rescue the nation’s major automakers as vehicle sales plunged, and it passed the $787 billion American Recovery and Reinvestment Act of 2009 in an attempt to spark renewed economic growth through infrastructure projects, targeted tax breaks and aid to stressed state governments. In February and March, the U.S. economy lost more than 650,000 jobs per month, driving the unemployment rate to a 26-year high. Meanwhile, home prices and consumer confidence continued to fall sharply.

After hitting multi-year lows in early March, the equity markets staged impressive rebounds when investors began to detect signs that the remedial programs implemented by government and monetary authorities were gaining traction. Small-cap stocks fared especially well during the market rebound as investors turned away from traditionally defensive investments toward more aggressive opportunities. Returns from small-cap stocks nearly matched their larger-cap counterparts in this changing market environment.

Consumer and Technology Stocks Led the Rebound

Some of the S&P 600 Index’s better performers in 2009 could be found in the consumer discretionary area, which rebounded sharply from the steep declines of late 2008. In addition, some consumer-oriented companies benefited from cost-cutting measures and promotional programs designed to entice customers, while others gained market share by catering to budget-conscious consumers. Other winners in the consumer discretionary sector included automotive retailers that benefited from the U.S. government’s “Cash for Clunkers” program, furniture rental companies, fabric stores, online retailers and casino-and-gaming firms.

Gains in the technology sector were especially robust among semiconductor equipment producers and software developers that help businesses boost productivity.The S&P 600 Index’s returns were also bolstered by energy stocks, which responded well to rising commodity prices. Gains among small-cap energy companies were particularly strong for drillers and equipment suppliers that serve the large integrated oil companies.

4

On the other hand, the financials sector continued to suffer declines in 2009, as smaller regional banks, thrifts, finance companies, mortgage providers and insurance companies with mortgage-related businesses struggled amid fragile credit markets. In many cases, smaller banks also were saddled with substantial exposure to declining commercial real estate values in their regions. Finally, small-cap utilities stocks were hurt by the weakened economy and sluggish demand for electricity.

Index Investing Offers Diversification Benefits

As an index fund, our strategy is to attempt to replicate the returns of the S&P 600 Index by investing in a representative sample of the stocks listed in the S&P 600 Index. In our view, one of the greatest benefits of an index fund is that it offers a broadly diversified investment vehicle that can help investors manage risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding. In addition, the fund’s investments are not affected by any individual preference for one market or security over another.Instead,the fund employs a passive management approach in which all investment decisions are based on the composition of the S&P 600 Index.

January 15, 2010

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, Small Cap Stock Index
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.
3	“Standard & Poor’s®,”“S&P®,”“S&P SmallCap 600” and “Standard & Poor’s SmallCap
600” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates and Standard & Poor’s and its affiliates makes no representation regarding the advisability of investing in the fund.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/09
	Inception			From
	Date	1 Year	5 Years	Inception
Portfolio	5/1/02	25.03%	1.03%	4.06%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio on 5/1/02 (inception date) to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index (the “Index”) on that date.The fund is subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses.The Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The Index reflects the reinvestment of dividends and, where applicable, capital gain distributions. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2009

Expenses paid per $1,000†	$ 3.40
Ending value (after expenses)	$1,245.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2009

Expenses paid per $1,000†	$ 3.06
Ending value (after expenses)	$1,022.18

† Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

December 31, 2009

Common Stocks—97.8%	Shares	Value ($)
Consumer Discretionary—14.4%
American Public Education	5,757 [a,b]	197,811
Arbitron	7,140 [a]	167,219
Audiovox, Cl. A	9,029 [b]	64,016
Big 5 Sporting Goods	6,774	116,377
BJ’s Restaurants	5,576 [a,b]	104,940
Blue Nile	4,044 [b]	256,107
Blyth	2,416	81,468
Brown Shoe	12,410	122,487
Brunswick	26,526 [a]	337,145
Buckle	7,539 [a]	220,741
Buffalo Wild Wings	5,202 [a,b]	209,485
Cabela’s	11,925 [a,b]	170,050
California Pizza Kitchen	8,085 [b]	108,743
Callaway Golf	16,153	121,794
Capella Education	4,570 [a,b]	344,121
Carter’s	17,014 [b]	446,617
Cato, Cl. A	10,893	218,514
CEC Entertainment	7,705 [b]	245,944
Children’s Place Retail Stores	8,707 [b]	287,418
Christopher & Banks	9,082	69,205
CKE Restaurants	18,338	155,139
Coinstar	10,079 [a,b]	279,995
Crocs	27,077 [b]	155,693
Deckers Outdoor	4,140 [a,b]	421,121
DineEquity	4,210 [a,b]	102,261
Dress Barn	17,451 [a,b]	403,118
Drew Industries	6,715 [b]	138,665
E.W. Scripps, Cl. A	8,415 [b]	58,568
Ethan Allen Interiors	5,299 [a]	71,113
Finish Line, Cl. A	18,035	226,339
Fred’s, Cl. A	12,791	130,468
Genesco	6,775 [a,b]	186,041
Group 1 Automotive	7,684 [a,b]	217,841
Gymboree	9,114 [b]	396,368
Haverty Furniture	7,662 [a]	105,199

8

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Helen of Troy	10,440 [b]	255,362
Hibbett Sports	7,468 [a,b]	164,221
Hillenbrand	17,066	321,523
Hot Topic	14,035 [b]	89,263
HSN	12,732 [b]	257,059
Iconix Brand Group	20,864 [b]	263,930
Interval Leisure Group	11,855 [b]	147,832
Jack in the Box	19,304 [a,b]	379,710
JAKKS Pacific	9,994 [a,b]	121,127
Jo-Ann Stores	9,292 [a,b]	336,742
JoS. A. Bank Clothiers	5,610 [a,b]	236,686
K-Swiss, Cl. A	4,450 [a,b]	44,233
Kid Brands	6,895 [b]	30,200
La-Z-Boy	16,723 [b]	159,370
Landry’s Restaurants	2,507 [a,b]	53,374
Lithia Motors, Cl. A	6,685 [b]	54,951
Live Nation	27,883 [b]	237,284
Liz Claiborne	29,769 [a,b]	167,599
Lumber Liquidators	3,531 [a,b]	94,631
M/I Homes	8,138 [b]	84,554
Maidenform Brands	5,171 [b]	86,304
Marcus	5,358	68,690
Men’s Wearhouse	15,703 [a]	330,705
Meritage Homes	10,882 [b]	210,349
Midas	3,703 [b]	31,290
Monarch Casino & Resort	3,052 [b]	24,721
Monro Muffler Brake	5,836	195,155
Movado Group	3,078 [a]	29,918
National Presto Industries	1,346 [a]	147,024
Nautilus	14,609 [b]	29,656
NutriSystem	8,881	276,821
OfficeMax	22,560 [b]	286,286
Oxford Industries	5,396	111,589
P.F. Chang’s China Bistro	7,098 [a,b]	269,085
Papa John’s International	8,405 [b]	196,341

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
PEP Boys-Manny Moe & Jack	14,062	118,965
Perry Ellis International	3,195 [b]	48,117
PetMed Express	6,726 [a]	118,579
Pinnacle Entertainment	14,636 [a,b]	131,431
Polaris Industries	10,315	450,043
Pool	13,890 [a]	265,022
Pre-Paid Legal Services	2,005 [a,b]	82,365
Quiksilver	37,889 [b]	76,536
Red Robin Gourmet Burgers	4,953 [b]	88,659
Ruby Tuesday	20,750 [b]	149,400
Ruth’s Hospitality Group	8,369 [b]	17,491
Shuffle Master	18,946 [b]	156,115
Skechers USA, Cl. A	10,017 [a,b]	294,600
Skyline	1,267 [a]	23,313
Sonic	17,744 [a,b]	178,682
Sonic Automotive, Cl. A	13,378 [a,b]	138,997
Spartan Motors	11,799	66,428
Stage Stores	13,817	170,778
Stamps.com	3,680 [b]	33,120
Standard Motor Products	8,011 [b]	68,254
Standard-Pacific	36,023 [b]	134,726
Steak N Shake	333 [a,b]	108,078
Stein Mart	8,514 [b]	90,759
Sturm Ruger & Co.	9,401 [a]	91,190
Superior Industries International	9,063	138,664
Texas Roadhouse	17,940 [a,b]	201,466
Ticketmaster Entertainment	11,482 [b]	140,310
Tractor Supply	11,422 [a,b]	604,909
True Religion Apparel	8,034 [a,b]	148,549
Tuesday Morning	17,419 [b]	44,941
UniFirst	5,201	250,220
Universal Electronics	4,211 [b]	97,779
Universal Technical Institute	8,058 [a,b]	162,771
Volcom	4,837 [a,b]	80,971
Winnebago Industries	7,680 [a,b]	93,696
Wolverine World Wide	16,012	435,847

10

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Zale	5,821 [a,b]	15,833
Zumiez	5,386 [a,b]	68,510
		18,317,830
Consumer Staples—4.0%
Alliance One International	28,315 [a,b]	138,177
Andersons	6,047 [a]	156,134
Boston Beer, Cl. A	3,776 [a,b]	175,962
Cal-Maine Foods	2,769	94,368
Calavo Growers	3,389	57,613
Casey’s General Stores	16,969	541,650
Central Garden & Pet, Cl. A	23,775 [b]	236,323
Chattem	5,786 [a,b]	539,834
Cracker Barrel Old Country Store	7,662	291,079
Darling International	24,943 [b]	209,022
Diamond Foods	6,142 [a]	218,287
Great Atlantic & Pacific Tea	7,590 [a,b]	89,486
Hain Celestial Group	12,619 [a,b]	214,649
J & J Snack Foods	4,963	198,321
Lance	9,178	241,381
Nash Finch	4,102	152,143
Peet’s Coffee & Tea	3,155 [a,b]	105,156
RC2	9,058 [b]	133,605
Sanderson Farms	6,255 [a]	263,711
Spartan Stores	8,730	124,752
TreeHouse Foods	9,837 [b]	382,266
United Natural Foods	13,453 [a,b]	359,733
WD-40	4,743	153,483
		5,077,135
Energy—5.0%
Basic Energy Services	8,536 [a,b]	75,970
Bristow Group	10,694 [b]	411,185
CARBO Ceramics	5,357 [a]	365,187
Dril-Quip	8,630 [b]	487,423
Gulf Island Fabrication	4,341	91,291
Holly	12,239 [a]	313,686
Hornbeck Offshore Services	7,151 [b]	166,475

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
ION Geophysical	37,716 [b]	223,279
Lufkin Industries	4,354	318,713
Matrix Service	9,061 [b]	96,500
Oil States International	15,940 [b]	626,282
Penn Virginia	12,861	273,811
Petroleum Development	7,181 [b]	130,766
PetroQuest Energy	14,745 [a,b]	90,386
Pioneer Drilling	21,147 [b]	167,061
SEACOR Holdings	6,405 [b]	488,381
Seahawk Drilling	4,324 [b]	97,463
St. Mary Land & Exploration	18,262	625,291
Stone Energy	15,063 [b]	271,888
Superior Well Services	3,708 [a,b]	52,876
Swift Energy	11,248 [a,b]	269,502
Tetra Technologies	22,134 [b]	245,245
World Fuel Services	19,394 [a]	519,565
		6,408,226
Financial—18.3%
Acadia Realty Trust	12,044 [c]	203,182
American Physicians Capital	3,392	102,845
Amerisafe	4,934 [b]	88,664
Bank Mutual	9,090	62,903
Bank of the Ozarks	3,395 [a]	99,372
BioMed Realty Trust	28,559 [c]	450,661
Boston Private Financial Holdings	22,982	132,606
Brookline Bancorp	21,339	211,469
Cash America International	9,388	328,204
Cedar Shopping Centers	12,464 [a,c]	84,755
City Holding	5,168 [a]	167,082
Colonial Properties Trust	17,586 [c]	206,284
Columbia Banking System	8,216 [a]	132,935
Community Bank System	12,085 [a]	233,362
Delphi Financial Group, Cl. A	16,075	359,597
DiamondRock Hospitality	35,991	304,844
Dime Community Bancshares	8,432	98,823
East West Bancorp	29,788 [a]	470,650

12

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
EastGroup Properties	8,518 [c]	326,069
eHealth	7,298 [b]	119,906
Employers Holdings	11,744	180,153
Entertainment Properties Trust	13,069 [a,c]	460,944
Extra Space Storage	23,756 [a,c]	274,382
EZCORP, Cl. A	15,053 [b]	259,062
Financial Federal	6,712	184,580
First BanCorp/Puerto Rico	23,353 [a]	53,712
First Cash Financial Services	8,838 [b]	196,115
First Commonwealth Financial	14,792	68,783
First Financial Bancorp	14,707 [a]	214,134
First Financial Bankshares	6,529 [a]	354,068
First Midwest Bancorp	13,593 [a]	148,028
Forestar Group	12,236 [b]	268,947
Franklin Street Properties	18,388 [a]	268,649
Glacier Bancorp	16,882 [a]	231,621
Greenhill & Co.	5,893	472,855
Hancock Holding	8,791 [a]	384,958
Hanmi Financial	18,634 [a,b]	22,361
Healthcare Realty Trust	20,026 [c]	429,758
Home Bancshares	5,563 [a]	133,901
Home Properties	9,632 [a,c]	459,542
Independent Bank/MA	6,494	135,660
Infinity Property & Casualty	4,065	165,202
Inland Real Estate	17,140 [c]	139,691
Investment Technology Group	14,443 [b]	284,527
Kilroy Realty	12,686 [a,c]	389,079
Kite Realty Group Trust	10,498 [c]	42,727
LaBranche & Co.	13,427 [a,b]	38,133
LaSalle Hotel Properties	21,221 [c]	450,522
Lexington Realty Trust	34,821 [c]	211,712
LTC Properties	8,056 [c]	215,498
Medical Properties Trust	28,334 [a,c]	283,340
Mid-America Apartment Communities	9,111	439,879
Nara Bancorp	9,736 [b]	110,406
National Financial Partners	15,665 [b]	126,730

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
National Penn Bancshares	39,379 [a]	228,005
National Retail Properties	25,676 [a,c]	544,844
Navigators Group	3,817 [b]	179,819
NBT Bankcorp	11,734 [a]	239,022
Old National Bancorp	23,875 [a]	296,766
optionsXpress Holdings	15,663	241,993
Parkway Properties	7,297 [c]	151,924
Pennsylvania Real Estate Investment Trust	13,906 [a,c]	117,645
Pinnacle Financial Partners	8,992 [a,b]	127,866
Piper Jaffray	4,650 [a,b]	235,336
Portfolio Recovery Associates	4,378 [a,b]	196,485
Post Properties	13,838 [c]	271,225
Presidential Life	3,147	28,795
PrivateBancorp	16,187	145,197
ProAssurance	9,877 [b]	530,494
Prosperity Bancshares	15,326 [a]	620,243
PS Business Parks	6,307 [c]	315,665
Rewards Network	5,610	70,910
RLI	5,215	277,699
S&T Bancorp	7,051 [a]	119,938
Safety Insurance Group	4,334	157,021
Selective Insurance Group	17,568	288,994
Signature Bank	13,776 [b]	439,455
Simmons First National, Cl. A	5,066	140,835
South Financial Group	48,107 [a]	31,015
Sovran Self Storage	7,662 [c]	273,763
Sterling Bancorp	5,239	37,406
Sterling Bancshares	24,355	124,941
Stewart Information Services	6,273 [a]	70,759
Stifel Financial	9,317 [b]	551,939
Susquehanna Bancshares	29,472 [a]	173,590
SWS Group	11,511	139,283
Tanger Factory Outlet Centers	12,986 [c]	506,324
Tompkins Financial	3,092 [a]	125,226
Tower Group	15,102	353,538
TradeStation Group	11,736 [b]	92,597

14

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Trustco Bank	29,628 [a]	186,656
UMB Financial	9,635	379,137
Umpqua Holdings	24,346	326,480
United Bankshares	12,249 [a]	244,613
United Community Banks	35,299 [b]	119,664
United Fire & Casualty	5,932	108,140
Urstadt Biddle Properties, Cl. A	7,383	112,738
Whitney Holding	26,149 [a]	238,217
Wilshire Bancorp	7,045 [a]	57,699
Wintrust Financial	7,843 [a]	241,486
World Acceptance	5,678 [a,b]	203,443
Zenith National Insurance	10,272	305,695
		23,254,397
Health Care—13.3%
Abaxis	6,464 [a,b]	165,155
Air Methods	3,513 [b]	118,107
Align Technology	19,176 [b]	341,716
Almost Family	2,059 [a,b]	81,392
Amedisys	9,356 [a,b]	454,327
American Medical Systems Holdings	24,808 [b]	478,546
AMERIGROUP	16,454 [b]	443,600
AMN Healthcare Services	10,523 [a,b]	95,338
AmSurg	11,188 [b]	246,360
Analogic	3,372	129,856
ArQule	12,197 [b]	45,007
Bio-Reference Laboratories	3,129 [b]	122,626
Cambrex	9,496 [b]	52,988
Cantel Medical	4,150	83,747
Catalyst Health Solutions	10,824 [b]	394,751
Centene	15,100 [b]	319,667
Chemed	6,816 [a]	326,964
Computer Programs & Systems	2,174	100,113
CONMED	7,381 [a,b]	168,287
Cooper	14,048	535,510
CorVel	2,288 [b]	76,740
Cross Country Healthcare	9,719 [b]	96,315

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
CryoLife	8,412 [b]	54,005
Cubist Pharmaceuticals	19,828 [a,b]	376,137
Cyberonics	8,398 [b]	171,655
Dionex	5,813 [b]	429,406
Eclipsys	18,873 [b]	349,528
Emergent Biosolutions	4,061 [b]	55,189
Enzo Biochem	6,486 [b]	34,895
eResearch Technology	14,841 [b]	89,194
Genoptix	5,630 [b]	200,034
Gentiva Health Services	8,003 [a,b]	216,161
Greatbatch	8,567 [a,b]	164,743
Haemonetics	8,620 [b]	475,393
Hanger Orthopedic Group	9,368 [b]	129,559
HealthSpring	14,787 [a,b]	260,399
Healthways	9,422 [b]	172,799
HMS Holdings	7,460 [b]	363,227
ICU Medical	3,867 [a,b]	140,913
Integra LifeSciences Holdings	7,379 [a,b]	271,400
Invacare	11,412	284,615
Inventiv Health	10,737 [b]	173,617
IPC The Hospitalist	3,647 [b]	121,263
Kendle International	6,284 [b]	115,060
Kensey Nash	4,860 [b]	123,930
Landauer	2,661	163,386
LCA-Vision	3,557 [b]	18,212
LHC Group	4,273 [b]	143,615
Magellan Health Services	11,092 [b]	451,777
Martek Biosciences	11,314 [a,b]	214,287
MedCath	1,683 [b]	13,313
MEDNAX	15,061 [b]	905,317
Meridian Bioscience	11,232 [a]	242,050
Merit Medical Systems	7,923 [b]	152,835
Molina Healthcare	5,647 [a,b]	129,147
MWI Veterinary Supply	3,729 [b]	140,583
Natus Medical	7,494 [b]	110,836
Neogen	6,318 [a,b]	149,168

16

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Odyssey HealthCare	11,379 [b]	177,285
Omnicell	9,648 [b]	112,785
Palomar Medical Technologies	3,355 [b]	33,818
Par Pharmaceutical Cos.	12,193 [b]	329,942
PAREXEL International	17,954 [b]	253,151
PharMerica	8,915 [b]	141,570
Phase Forward	11,831 [b]	181,606
PSS World Medical	18,125 [a,b]	409,081
Quality Systems	5,269 [a]	330,841
Regeneron Pharmaceuticals	18,891 [b]	456,785
RehabCare Group	8,315 [b]	253,025
Res-Care	9,233 [b]	103,410
Salix Pharmaceuticals	16,852 [b]	428,041
Savient Pharmaceuticals	19,638 [a,b]	267,273
SurModics	5,420 [a,b]	122,817
Symmetry Medical	10,811 [b]	87,137
Theragenics	29,212 [b]	39,144
ViroPharma	20,201 [a,b]	169,486
West Pharmaceutical Services	9,774 [a]	383,140
Zoll Medical	6,162 [b]	164,649
		16,929,746
Industrial—16.4%
A.O. Smith	7,168	311,020
AAON	3,809 [a]	74,237
AAR	11,616 [a,b]	266,936
ABM Industries	16,102 [a]	332,667
Actuant, Cl. A	20,359	377,252
Acuity Brands	12,425 [a]	442,827
Administaff	6,152	145,126
Aerovironment	4,240 [b]	123,299
Albany International, Cl. A	8,333	187,159
Allegiant Travel	5,491 [a,b]	259,010
American Science & Engineering	3,203	242,915
Apogee Enterprises	9,892 [a]	138,488
Applied Industrial Technologies	12,125	267,599
Applied Signal Technology	4,266	82,291

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Arkansas Best	6,704 [a]	197,299
Astec Industries	4,667 [a,b]	125,729
ATC Technology	7,726 [b]	184,265
AZZ	4,438 [b]	145,123
Badger Meter	4,840 [a]	192,729
Baldor Electric	12,256 [a]	344,271
Barnes Group	11,889 [a]	200,924
Belden	15,447	338,598
Bowne & Co.	11,450	76,486
Brady, Cl. A	16,460	493,965
Briggs & Stratton	17,481	327,070
Cascade	3,216 [a]	88,408
CDI	1,323	17,133
Ceradyne	7,662 [b]	147,187
CIRCOR International	5,454	137,332
CLARCOR	14,461	469,115
Comfort Systems USA	13,227	163,221
Consolidated Graphics	4,132 [b]	144,703
Cubic	5,777	215,482
Curtiss-Wright	13,163	412,265
EMCOR Group	21,829 [b]	587,200
Encore Wire	6,526 [a]	137,502
EnPro Industries	6,614 [b]	174,676
ESCO Technologies	7,101 [a]	254,571
Esterline Technologies	8,580 [b]	349,807
Exponent	4,609 [b]	128,314
Forward Air	8,073 [a]	202,229
G & K Services, Cl. A	6,182	155,354
Gardner Denver	15,268	649,654
GenCorp	20,174 [b]	141,218
Geo Group	15,260 [b]	333,889
Gibraltar Industries	9,658 [b]	151,921
Griffon	13,962 [a,b]	170,615
Healthcare Services Group	12,593	270,246
Heartland Express	14,956 [a]	228,378
Heidrick & Struggles International	4,088	127,709

18

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Hub Group, Cl. A	12,467 [b]	334,489
II-VI	7,180 [b]	228,324
Insituform Technologies, Cl. A	11,849 [b]	269,209
Interface, Cl. A	16,672	138,544
John Bean Technologies	6,833	116,229
Kaman	8,018	185,136
Kaydon	9,255 [a]	330,959
Kelly Services, Cl. A	5,095 [b]	60,783
Knight Transportation	18,031 [a]	347,818
Lawson Products	1,469	25,928
Lindsay	4,750 [a]	189,287
Lydall	3,446 [b]	17,954
Magnetek	13,773 [b]	21,210
Mobile Mini	10,381 [a,b]	146,268
Moog, Cl. A	12,866 [b]	376,073
Mueller Industries	10,778	267,726
NCI Building Systems	26,851 [b]	48,600
Old Dominion Freight Line	7,479 [a,b]	229,605
On Assignment	10,784 [b]	77,106
Orbital Sciences	19,897 [b]	303,628
Quanex Building Products	11,493	195,036
Robbins & Myers	9,653	227,038
School Specialty	5,719 [a,b]	133,767
Simpson Manufacturing	11,518	309,719
SkyWest	17,271	292,225
Spherion	19,129 [b]	107,505
Standard Register	5,263	26,841
Standex International	4,708	94,584
Stanley	4,600 [b]	126,086
Sykes Enterprises	10,285 [b]	261,959
Teledyne Technologies	10,144 [b]	389,124
Tetra Tech	20,383 [b]	553,806
Toro	11,253 [a]	470,488
Tredegar	9,038	142,981
Triumph Group	5,449	262,914
TrueBlue	11,473 [b]	169,915

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
United Stationers	7,574 [b]	430,581
Universal Forest Products	6,666	245,375
Viad	4,462	92,051
Vicor	6,016 [b]	55,949
Volt Information Sciences	2,995 [b]	29,950
Watsco	9,180 [a]	449,636
Watts Water Technologies, Cl. A	10,235 [a]	316,466
		20,834,286
Information Technology—17.7%
Actel	8,853 [b]	105,174
Adaptec	46,204 [b]	154,783
Advanced Energy Industries	10,862 [b]	163,799
Agilysys	9,525	86,677
Anixter International	9,726 [a,b]	458,095
Arris Group	42,190 [a,b]	482,232
ATMI	9,581 [b]	178,398
Avid Technology	7,855 [a,b]	100,230
Bel Fuse, Cl. B	3,563	76,569
Benchmark Electronics	20,346 [b]	384,743
Black Box	4,645	131,639
Blackbaud	12,556	296,698
Blue Coat Systems	12,000 [b]	342,480
Brightpoint	20,899 [b]	153,608
Brooks Automation	20,432 [b]	175,306
Cabot Microelectronics	6,868 [b]	226,369
CACI International, Cl. A	10,036 [b]	490,259
Checkpoint Systems	12,636 [b]	192,699
CIBER	25,362 [b]	87,499
Cognex	10,087	178,742
Cohu	6,755	94,232
Commvault Systems	11,427 [b]	270,706
Compellent Technologies	5,307 [a,b]	120,363
comScore	5,909 [b]	103,703
Comtech Telecommunications	9,132 [a,b]	320,077
Concur Technologies	12,355 [a,b]	528,177

20

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
CSG Systems International	12,788 [b]	244,123
CTS	9,381	90,245
CyberSource	20,002 [a,b]	402,240
Cymer	9,055 [b]	347,531
Cypress Semiconductor	50,453 [b]	532,784
Daktronics	12,442 [a]	114,591
DealerTrack Holdings	11,731 [b]	220,425
Digi International	7,305 [b]	66,622
Diodes	10,826 [b]	221,392
DSP Group	13,885 [b]	78,173
DTS	4,337 [a,b]	148,369
Ebix	2,752 [a,b]	134,380
Electro Scientific Industries	7,920 [b]	85,694
EMS Technologies	4,804 [b]	69,658
Epicor Software	12,680 [b]	96,622
EPIQ Systems	12,008 [a,b]	167,992
Exar	8,051 [b]	57,243
FARO Technologies	3,863 [b]	82,823
FEI	11,284 [b]	263,594
Forrester Research	4,727 [a,b]	122,666
Gerber Scientific	7,501 [b]	37,880
Harmonic	28,463 [b]	180,171
Heartland Payment Systems	11,282	148,133
Hittite Microwave	5,712 [b]	232,765
Hutchinson Technology	8,202 [b]	84,153
Infospace	10,772 [b]	92,316
Insight Enterprises	17,042 [b]	194,620
Integral Systems	3,427 [b]	29,678
Intermec	14,158 [b]	182,072
Intevac	6,075 [b]	69,680
j2 Global Communications	15,861 [b]	322,771
JDA Software Group	9,162 [b]	233,356
Keithley Instruments	4,378	20,358
Knot	6,495 [b]	65,405
Kopin	18,912 [b]	79,052

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Kulicke & Soffa Industries	19,557 [a,b]	105,412
Littelfuse	5,601 [b]	180,072
LoJack	4,908 [a,b]	19,828
Manhattan Associates	7,532 [b]	180,994
MAXIMUS	5,115 [a]	255,750
Mercury Computer Systems	6,665 [b]	73,382
Methode Electronics	15,738	136,606
Micrel	13,618	111,668
Microsemi	26,262 [b]	466,151
MKS Instruments	16,609 [b]	289,163
MTS Systems	4,718	135,595
NETGEAR	12,164 [b]	263,837
NetScout Systems	10,186 [b]	149,123
Network Equipment Technologies	8,704 [a,b]	35,251
Neutral Tandem	10,261 [b]	233,438
Newport	11,879 [b]	109,168
Novatel Wireless	14,201 [a,b]	113,182
Park Electrochemical	5,823	160,948
PC-Tel	6,043 [b]	35,775
Perficient	11,052 [b]	93,168
Pericom Semiconductor	9,256 [b]	106,722
Phoenix Technologies	15,303 [b]	42,083
Plexus	13,478 [b]	384,123
Progress Software	13,711 [b]	400,498
Radiant Systems	12,151 [b]	126,370
Radisys	8,343 [b]	79,676
Rogers	4,291 [a,b]	130,060
Rudolph Technologies	9,520 [b]	63,974
ScanSource	7,519 [b]	200,757
Sigma Designs	11,215 [a,b]	120,001
Skyworks Solutions	54,296 [b]	770,461
Smith Micro Software	10,498 [b]	95,952
Sonic Solutions	9,059 [a,b]	107,168
Standard Microsystems	6,653 [a,b]	138,249
StarTek	3,242 [b]	24,250

22

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Stratasys	5,402 [b]	93,347
Supertex	2,680 [a,b]	79,864
Symmetricom	16,655 [b]	86,606
Synaptics	11,233 [a,b]	344,291
SYNNEX	6,728 [a,b]	206,280
Take-Two Interactive Software	22,260 [a,b]	223,713
Taleo, Cl. A	11,281 [a,b]	265,329
Technitrol	18,145 [a]	79,475
Tekelec	21,651 [b]	330,827
TeleTech Holdings	11,819 [b]	236,735
THQ	25,067 [b]	126,338
Tollgrade Communications	4,082 [b]	24,941
Triquint Semiconductor	51,138 [b]	306,828
TTM Technologies	13,158 [b]	151,712
Tyler Technologies	7,657 [a,b]	152,451
Ultratech	5,217 [b]	77,525
United Online	29,520	212,249
Varian Semiconductor
Equipment Associates	22,257 [b]	798,581
Veeco Instruments	12,116 [a,b]	400,313
ViaSat	7,530 [b]	239,303
Websense	15,699 [b]	274,105
Wright Express	12,369 [b]	394,077
		22,466,579
Materials—4.7%
A.M. Castle & Co.	3,603	49,325
AMCOL International	7,712 [a]	219,175
American Vanguard	3,927 [a]	32,594
Arch Chemicals	7,574	233,885
Balchem	5,594	187,455
Brush Engineered Materials	6,294 [b]	116,691
Buckeye Technologies	12,738 [b]	124,323
Calgon Carbon	16,786 [a,b]	233,325
Century Aluminum	17,514 [a,b]	283,552
Clearwater Paper	3,942 [b]	216,692

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Deltic Timber	2,480 [a]	114,526
Eagle Materials	12,559	327,162
H.B. Fuller	14,823	337,223
Headwaters	12,727 [b]	82,980
Myers Industries	9,352	85,103
Neenah Paper	5,383	75,093
NewMarket	3,931	451,161
Olympic Steel	3,838 [a]	125,042
OM Group	9,676 [a,b]	303,730
Penford	1,524	13,244
PolyOne	32,122 [b]	239,951
Quaker Chemical	3,360	69,350
Rock-Tenn, Cl. A	11,983	604,063
RTI International Metals	7,756 [b]	195,219
Schulman (A.)	9,798	197,724
Schweitzer-Mauduit International	5,212	366,664
Stepan	2,914	188,856
Texas Industries	7,533	263,580
Wausau Paper	15,813	183,431
Zep	5,975	103,487
		6,024,606
Telecommunication Services—.4%
Cbeyond	5,584 [b]	87,948
Dycom Industries	14,251 [b]	114,436
General Communication, Cl. A	11,773 [b]	75,112
Iowa Telecommunications Services	8,797	147,438
USA Mobility	9,214	101,446
		526,380

24

Common Stocks (continued)	Shares	Value ($)
Utilities—3.6%
Allete	8,006	261,636
American States Water	6,706	237,459
Avista	18,578	401,099
Central Vermont Public Service	3,501	72,821
CH Energy Group	5,774	245,510
El Paso Electric	14,259 [b]	289,173
Laclede Group	5,736	193,705
New Jersey Resources	11,911	445,472
Northwest Natural Gas	8,988 [a]	404,820
Piedmont Natural Gas	21,294 [a]	569,614
South Jersey Industries	8,278 [a]	316,054
Southwest Gas	15,143	432,030
UIL Holdings	9,874	277,262
UniSource Energy	12,165	391,591
		4,538,246
Total Common Stocks
(cost $111,721,559)		124,377,431
	Principal
Short-Term Investments—.1%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.02%, 3/11/10
(cost $134,995)	135,000 [d]	134,991

Other Investment—1.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,705,000)	1,705,000 [e]	1,705,000

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—19.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $24,394,587)	24,394,587 [e]	24,394,587

Total Investments (cost $137,956,141)	118.4%	150,612,009
Liabilities, Less Cash and Receivables	(18.4%)	(23,440,180)
Net Assets	100.0%	127,171,829

a Security, or portion thereof, on loan.At December 31, 2009, the total market value of the fund’s securities on loan is
$23,280,313 and the total market value of the collateral held by the fund is $24,394,587.
b Non-income producing security.
c Investment in Real Estate Investment Trust.
d Held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Short-Term/		Energy	5.0
Money Market Investments	20.6	Materials	4.7
Financial	18.3	Consumer Staples	4.0
Information Technology	17.7	Utilities	3.6
Industrial	16.4	Telecommunication Services	.4
Consumer Discretionary	14.4
Health Care	13.3		118.4

† Based on net assets.
See notes to financial statements.

26

STATEMENT OF FINANCIAL FUTURES
December 31, 2009

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2009 ($)
Financial Futures Long
Russell 2000 E-mini	42	2,620,380	March 2010	(23,160)

See notes to financial statements.

The Fund 27

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $23,280,313)—Note 1(b):
Unaffiliated issuers	111,856,554	124,512,422
Affiliated issuers	26,099,587	26,099,587
Cash		2,249,096
Receivable for shares of Beneficial Interest subscribed		185,327
Dividends and interest receivable		129,836
		153,176,268
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		61,282
Liability for securities on loan—Note 1(b)		24,394,587
Payable for investment securities purchased		1,459,538
Payable for shares of Beneficial Interest redeemed		47,931
Payable for futures variation margin—Note 4		41,101
		26,004,439
Net Assets ($)		127,171,829
Composition of Net Assets ($):
Paid-in capital		135,584,033
Accumulated undistributed investment income—net		809,578
Accumulated net realized gain (loss) on investments		(21,854,490)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($23,160) net unrealized
(depreciation) on financial futures]		12,632,708
Net Assets ($)		127,171,829
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		13,042,250
Net Asset Value, offering and redemption price per share ($)		9.75

See notes to financial statements.

28

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $320 foreign taxes withheld at source):
Unaffiliated issuers	1,323,389
Affiliated issuers	1,288
Income from securities lending—Note 1(b)	63,825
Interest	4,381
Total Income	1,392,883
Expenses:
Investment advisory fee—Note 3(a)	357,008
Distribution fees—Note 3(b)	255,006
Loan commitment fees—Note 2	1,205
Interest expense—Note 2	113
Total Expenses	613,332
Investment Income—Net	779,551
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(6,116,320)
Net realized gain (loss) on financial futures	246,441
Net Realized Gain (Loss)	(5,869,879)
Net unrealized appreciation (depreciation) on investments [including
($94,223) net unrealized (depreciation) on financial futures]	28,147,776
Net Realized and Unrealized Gain (Loss) on Investments	22,277,897
Net Increase in Net Assets Resulting from Operations	23,057,448

See notes to financial statements.

The Fund 29

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
Operations ($):
Investment income—net	779,551	2,267,379
Net realized gain (loss) on investments	(5,869,879)	45,259,893
Net unrealized appreciation
(depreciation) on investments	28,147,776	(100,775,362)
Net Increase (Decrease) in Net Assets
Resulting from Operations	23,057,448	(53,248,090)
Dividends to Shareholders from ($):
Investment income—net	(2,552,031)	(2,618,136)
Net realized gain on investments	(17,299,733)	(45,309,381)
Total Dividends	(19,851,764)	(47,927,517)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	36,618,209	71,545,309
Dividends reinvested	19,851,764	47,927,517
Cost of shares redeemed	(39,334,550)	(284,852,007)[a]
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	17,135,423	(165,379,181)
Total Increase (Decrease) in Net Assets	20,341,107	(266,554,788)
Net Assets ($):
Beginning of Period	106,830,722	373,385,510
End of Period	127,171,829	106,830,722
Undistributed investment income—net	809,578	2,585,255
Capital Share Transactions (Shares):
Shares sold	4,186,498	5,203,237
Shares issued for dividends reinvested	3,116,446	3,445,544
Shares redeemed	(4,575,051)	(19,505,396)
Net Increase (Decrease) in Shares Outstanding	2,727,893	(10,856,615)

a Includes redemption-in-kind amounting to $177,280,941.
See notes to financial statements.

30

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	10.36	17.64	18.59	16.66	15.59
Investment Operations:
Investment income—net[a]	.06	.12	.13	.08	.09
Net realized and unrealized
gain (loss) on investments	1.42	(4.95)	(.23)	2.32	1.02
Total from Investment Operations	1.48	(4.83)	(.10)	2.40	1.11
Distributions:
Dividends from investment income—net	(.27)	(.13)	(.07)	(.07)	—
Dividends from net realized
gain on investments	(1.82)	(2.32)	(.78)	(.40)	(.04)
Total Distributions	(2.09)	(2.45)	(.85)	(.47)	(.04)
Net asset value, end of period	9.75	10.36	17.64	18.59	16.66
Total Return (%)	25.03	(30.91)	(.66)	14.41	7.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60	.60	.61	.61	.60
Ratio of net investment income
to average net assets	.76	.85	.69	.47	.55
Portfolio Turnover Rate	28.18	35.95	20.72	27.85	25.56
Net Assets, end of period ($ x 1,000)	127,172	106,831	373,386	465,887	421,002

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering four series, including the Small Cap Stock Index Fund (the “fund”).The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund is a diversified series. The fund’s investment objective is to match the performance of the Standard & Poor’s Small Cap 600 Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

32

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	124,323,719	—	—	124,323,719
Equity Securities—
Foreign†	53,712	—	—	53,712
U.S. Treasury	—	134,991	—	134,991
Mutual Funds	26,099,587	—	—	26,099,587
Other Financial
Instruments††	—	—	—	—
Liabilities ($)
Other Financial
Instruments††	(23,160)	—	-	(23,160)

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2009,The Bank of New York Mellon earned $21,275 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

36

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $783,429, accumulated capital losses $10,617,948 and unrealized appreciation $2,399,016. In addition, the fund had $1,002,850 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal period.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008 were as follows: ordinary income $2,555,228 and $3,888,127 and long-term capital gains $17,296,536 and $44,039,390, respectively.

During the period ended December 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund decreased accumulated undistributed investment income-net by $3,197 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2009 was approximately $8,000 with a related weighted average annualized interest rate of 1.42%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the expenses of the fund except management fees, Rule 12b-1 distribution plan fees, taxes, interest expenses, brokerage commissions, fees and expenses of independent counsel to the fund and the non-interested Board members, and extraordinary expenses. In addition, the Manager has also agreed to reduce its fee in an amount equal to the fund’s allocated portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the fund.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing their shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing.The Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average

38

daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2009, the fund was charged $255,006 pursuant to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $35,748 and Rule 12b-1 distribution plan fees $25,534.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2009, amounted to $28,640,001 and $31,313,324, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including equity price risk and interest rate risk as a result of changes in value of underlying financial instruments. The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board ofTrade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at December 31, 2009 are set forth in the Statement of Financial Futures.

At December 31, 2009, the cost of investments for federal income tax purposes was $148,212,993; accordingly, accumulated net unrealized appreciation on investments was $2,399,016, consisting of $26,767,798 gross unrealized appreciation and $24,368,782 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 10, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

40

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years,in conformity with U.S. generally accepted accounting principles.

New York, New York February 10, 2010

The Fund 41

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $1.8235 per share as a long-term capital gain distribution paid on March 30, 2009 and also the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2009 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

42

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Funds (the “Company”) held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through August 31, 2010) of the Small Cap Stock Index Portfolio (the “fund”) Investment Advisory Agreement with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board mem-bers,none of whom are“interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board noted that the fund’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund.The Manager also provided the number of separate accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and fund management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also

The Fund 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Investment Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to two other small-cap core funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds,consisting of all small-cap core funds underlying variable insurance products (the “Performance Universe”), selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2009. The Board members noted that there were only one or two other funds in the Performance Group during the periods, but that the fund’s performance was competitive with that of the other funds.The Board members also noted that the fund’s total return performance was above the Performance Universe medians for all periods.The Manager also provided a comparison of the fund’s total returns to the returns of its benchmark index for each of the calendar years since inception.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s actual and contractual management fees were competitive with those of the funds in the Expense Group, although the total expense ratio was the highest of the three.They also noted that the fund’s actual management fee and total expense ratio were below and above, respectively, the Expense Universe medians.

44

Representatives of the Manager reviewed with the Board members the advisory fees paid by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Funds”). Representatives of the Manager also noted that there were no other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund’s investments.

The Fund 45

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was generally satisfied with the fund’s relative performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

46

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the advisory fee rate charged to the fund, and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund 47

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

J. DAVID OFFICER, Vice President since January 2010.

Director of Mellon United National Bank, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

50

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

The Fund 51

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

52

Dreyfus Investment Portfolios, Technology Growth Portfolio

ANNUAL REPORT December 31, 2009

BNY MELLON
ASSET MANAGEMENT

Dreyfus

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Investment Portfolios,
Technology Growth Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios,Technology Growth Portfolio, covering the 12-month period from January 1, 2009, through December 31, 2009.

The U.S stock market ended 2009 with a healthy annual gain, but market indices across all capitalization ranges and investment styles remained well below the peaks reached in the fall of 2007.The equity market’s advance was driven by improving investor sentiment as the U.S. economy staged a gradual, but sustained, recovery from the recession and banking crisis that had depressed stock prices at the beginning of the year. After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand.The slumping housing market also showed signs of renewed life later in the year when home sales and prices rebounded modestly. However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

As 2010 begins, our Chief Economist, as well as many securities analysts and portfolio managers have continued to find opportunities and survey potential challenges across a variety of asset classes, including equities. While no one can predict the future, we believe that the 2010 investment environment will likely require a broader range of investment considerations relative to last year. As always, your financial adviser can help you determine the mix of investments that may be best suited to helping you achieve your goals at a level of risk that is comfortable for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through December 31, 2009, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31,2009,Dreyfus Investment Portfolios,Technology Growth Portfolio’s Initial shares produced a total return of 57.67%, and its Service shares produced a total return of 57.07%.1 The fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”),produced total returns of 71.05% and 26.47%, respectively, over the same period.2,3 After bottoming during the first quarter of the reporting period, stocks rallied strongly as credit markets thawed and the U.S. and global economies began to recover.Technology stocks fared particularly well, due in part to expectations of rising spending among businesses overdue for upgrades to their technology infrastructures. The fund produced higher returns than the S&P 500 Index but lower returns than the MS High Tech 35 Index, primarily due to strong performance among benchmark components that did not meet our investment criteria.

The Fund’s Investment Approach

The fund seeks capital appreciation by normally investing at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses.The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies.The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

Technology Sector Led the 2009 Market Rebound

The banking crisis and economic downturn that devastated the financial markets in 2008 drove the S&P 500 Index to multi-year lows during the first quarter of the year. However, in March 2009, investor sentiment

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

improved as it became apparent that aggressive remedial programs adopted by government and monetary authorities were gaining traction. As credit markets thawed, investors began to look forward to a resumption of economic growth. Mounting evidence of economic improvement over the remainder of the year helped support a sustained market rally through year-end.

The information technology sector proved to be the top-performing segment of the S&P 500 Index in 2009. Historically, technology stocks have been considered early beneficiaries of economic recoveries, and this time was no exception.Technology stocks rebounded sharply from historically low valuations as companies that had reduced inventories and cut costs sharply began to produce more goods to keep pace with recovering demand. In addition, the technology sector benefited from the start of a new product cycle that included a major operating system upgrade from Microsoft, new smartphones from Apple and Research in Motion, and wider adoption of new server virtualization technologies by businesses. Stronger growth in overseas markets, including China and Europe’s automobile industry, also buoyed the U.S. technology sector.

Focus on Quality Dampened Relative Performance

Although the fund participated in the technology sector’s strength to a significant degree, the rally was dominated by lower-quality companies that bounced back from depressed levels reached during the downturn. Because many of these more speculative stocks did not meet our investment criteria, the fund did not own some of the benchmark’s high flyers, such as Sun Microsystems. In addition, the fund encountered disappointments in some holdings, such as the underweight position in Flextronics International. Low-cost cellular telephony service provider MetroPCS Communications was hurt by competitive pressures that reduced profit margins. Corporate expense management software developer Concur Technologies was hurt early in the year by controversy surrounding its management team. Poor timing in the sale of smartphone maker Research in Motion also hurt the fund’s relative results.

The fund achieved better returns in other areas. Outsourcing services provider Cognizant Technology Solutions gained considerable value when it announced better-than-expected earnings in the economic recovery. Apple was one of the fund’s top performers as customers attracted to the company’s stores by the iPhone also purchased personal computers. Hard drive maker Western Digital advanced in a consolidat-

4

ing industry as demand for personal computers proved stronger than anticipated.The fund also benefited from favorable timing in trades of communications equipment producer Alcatel-Lucent.

Positioned for the Next Phase of the Cycle

The fund begins 2010 with a more constructive investment posture than one year ago. We have focused primarily on companies that we expect to benefit from greater enterprise spending by businesses, including software developers and technology service providers, as corporations begin to spend more freely on system upgrades that had been postponed during the recession.We also have emphasized companies that appear poised for growth in overseas markets, where economic conditions are likely to be more robust than in the United States. Conversely, we have generally deemphasized traditional early-cycle companies, such as semiconductor manufacturers, that may already have seen the lion share of their recovery-driven gains.

January 15, 2010

The fund’s share price is likely to be more volatile than that of other funds that do not concentrate in one sector. The technology sector involves special risks, such as the faster rate of change and obsolescence of technological advances, and has been among the most volatile sectors of the stock market. An investment in the fund should be considered only as a supplement to a complete investment program.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios,Technology Growth Portfolio
made available through insurance products may be similar to other funds managed or advised by
Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking that was in effect through July 31, 2009. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.
3	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
Initial shares	57.67%	2.87%	–6.39%
Service shares	57.07%	2.60%	–6.62%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Technology Growth Portfolio on 12/31/99 to a $10,000 investment made in the Morgan Stanley High Technology 35
Index (the “MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500
Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the fund’s Initial shares from their inception date through December 30, 2000, and the performance of the fund’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2009 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.72	$ 6.15
Ending value (after expenses)	$1,284.10	$1,281.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.18	$ 5.45
Ending value (after expenses)	$1,021.07	$1,019.81

† Expenses are equal to the fund’s annualized expense ratio of .82% for Initial Shares and 1.07% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2009

Common Stocks—97.2%	Shares	Value ($)
Consumer Discretionary—2.5%
Amazon.com	34,360 [a]	4,622,107
Information Technology—94.7%
Akamai Technologies	149,570 [a]	3,788,608
Amphenol, Cl. A	86,105	3,976,329
Apple	41,021 [a]	8,649,688
Autodesk	141,500 [a]	3,595,515
BMC Software	98,630 [a]	3,955,063
Broadcom, Cl. A	243,785 [a]	7,667,038
Brocade Communications Systems	364,820 [a]	2,783,577
Cavium Networks	92,705 [a,b]	2,209,160
Cisco Systems	266,440 [a]	6,378,574
Cognizant Technology Solutions, Cl. A	104,205 [a]	4,720,487
Compellent Technologies	81,338 [a,b]	1,844,746
Computer Sciences	69,260 [a]	3,984,528
Dolby Laboratories, Cl. A	75,900 [a]	3,622,707
Electronic Arts	194,962 [a]	3,460,576
EMC	385,890 [a]	6,741,498
Equinix	33,090 [a,b]	3,512,504
Flextronics International	469,720 [a]	3,433,653
Google, Cl. A	13,880 [a]	8,605,322
Hewlett-Packard	121,795	6,273,660
Informatica	176,310 [a]	4,559,377
Juniper Networks	234,069 [a]	6,242,620
Lam Research	150,190 [a]	5,888,950
Microsoft	297,085	9,058,122
Motorola	417,070 [a]	3,236,463
NetApp	119,520 [a]	4,110,293
NVIDIA	338,730 [a]	6,327,476
Oracle	246,523	6,049,674
Paychex	125,320 [b]	3,839,805
QUALCOMM	112,360	5,197,774
Quest Software	207,610 [a]	3,820,024
Research In Motion	52,170 [a]	3,523,562
Riverbed Technology	145,980 [a]	3,353,161
Salesforce.com	58,920 [a]	4,346,528

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Sybase	97,900 [a,b]	4,248,860
Teradata	134,210 [a]	4,218,220
VMware, Cl. A	87,750 [a]	3,718,845
		170,942,987
Total Common Stocks
(cost $147,937,642)		175,565,093

Other Investment—5.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $9,458,718)	9,458,718 [c]	9,458,718

Investment of Cash Collateral
for Securities Loaned—6.5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $11,693,355)	11,693,355 [c]	11,693,355

Total Investments (cost $169,089,715)	108.9%	196,717,166
Liabilities, Less Cash and Receivables	(8.9%)	(16,171,714)
Net Assets	100.0%	180,545,452

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2009, the total market value of the fund’s securities on loan is
$11,297,346 and the total market value of the collateral held by the fund is $11,693,355.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Information Technology	94.7	Consumer Discretionary	2.5
Money Market Investments	11.7		108.9
† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,297,346)—Note 1(c):
Unaffiliated issuers	147,937,642	175,565,093
Affiliated issuers	21,152,073	21,152,073
Cash		141,646
Receivable for investment securities sold		3,506,913
Receivable for shares of Beneficial Interest subscribed		26,771
Dividends receivable		11,876
Prepaid expenses		4,089
		200,408,461
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		140,507
Liability for securities on loan—Note 1(c)		11,693,355
Payable for investment securities purchased		7,854,982
Payable for shares of Beneficial Interest redeemed		115,159
Accrued expenses		59,006
		19,863,009
Net Assets ($)		180,545,452
Composition of Net Assets ($):
Paid-in capital		233,304,686
Accumulated net realized gain (loss) on investments		(80,386,685)
Accumulated net unrealized appreciation
(depreciation) on investments		27,627,451
Net Assets ($)		180,545,452

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	73,421,975	107,123,477
Shares Outstanding	7,352,730	10,953,981
Net Asset Value Per Share ($)	9.99	9.78

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $21,599 foreign taxes withheld at source):
Unaffiliated issuers	727,403
Affiliated issuers	7,351
Income from securities lending—Note 1(c)	30,914
Interest	8,052
Total Income	773,720
Expenses:
Investment advisory fee—Note 3(a)	987,208
Distribution fees—Note 3(b)	185,467
Professional fees	63,611
Prospectus and shareholders’ reports	31,517
Custodian fees—Note 3(b)	15,333
Trustees’ fees and expenses—Note 3(c)	5,807
Shareholder servicing costs—Note 3(b)	5,389
Loan commitment fees—Note 2	965
Miscellaneous	15,776
Total Expenses	1,311,073
Less—waiver of fees due to undertaking—Note 3(a)	(138,655)
Less—reduction in fees due to earnings credits—Note 1(c)	(81)
Net Expenses	1,172,337
Investment (Loss)—Net	(398,617)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(7,059,890)
Net unrealized appreciation (depreciation) on investments	67,321,010
Net Realized and Unrealized Gain (Loss) on Investments	60,261,120
Net Increase in Net Assets Resulting from Operations	59,862,503

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
Operations ($):
Investment income (loss)—net	(398,617)	368,645
Net realized gain (loss) on investments	(7,059,890)	(20,020,118)
Net unrealized appreciation
(depreciation) on investments	67,321,010	(52,834,432)
Net Increase (Decrease) in Net Assets
Resulting from Operations	59,862,503	(72,485,905)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(244,348)	—
Service Shares	(119,801)	—
Total Dividends	(364,149)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,852,651	6,183,130
Service Shares	31,476,863	27,279,038
Dividends reinvested:
Initial Shares	244,348	—
Service Shares	119,801	—
Cost of shares redeemed:
Initial Shares	(7,620,912)	(14,365,722)
Service Shares	(12,438,461)	(18,074,552)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	20,634,290	1,021,894
Total Increase (Decrease) in Net Assets	80,132,644	(71,464,011)
Net Assets ($):
Beginning of Period	100,412,808	171,876,819
End of Period	180,545,452	100,412,808
Undistributed investment income—net	—	359,645

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2009	2008
Capital Share Transactions:
Initial Shares
Shares sold	1,108,493	710,995
Shares issued for dividends reinvested	37,362	—
Shares redeemed	(993,966)	(1,644,966)
Net Increase (Decrease) in Shares Outstanding	151,889	(933,971)
Service Shares
Shares sold	3,863,936	3,139,725
Shares issued for dividends reinvested	18,661	—
Shares redeemed	(1,670,124)	(2,285,905)
Net Increase (Decrease) in Shares Outstanding	2,212,473	853,820

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	6.37	10.83	9.44	9.05	8.72
Investment Operations:
Investment income (loss)—net[a]	(.01)	.03	(.01)	(.00)[b]	(.02)
Net realized and unrealized gain
(loss) on investments	3.67	(4.49)	1.40	.39	.35
Total from Investment Operations	3.66	(4.46)	1.39	.39	.33
Distributions:
Dividends from investment income—net	(.04)	—	—	—	—
Net asset value, end of period	9.99	6.37	10.83	9.44	9.05
Total Return (%)	57.67	(41.18)	14.72	4.31	3.78
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86	.85	.84	.85	.81
Ratio of net expenses
to average net assets	.75	.65	.77	.85[c]	.81[c]
Ratio of net investment income
(loss) to average net assets	(.15)	.39	(.08)	(.01)	(.21)
Portfolio Turnover Rate	141.37	118.50	104.97	66.05	49.08
Net Assets, end of period ($ x 1,000)	73,422	45,890	88,083	90,322	78,753

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	6.24	10.62	9.28	8.92	8.62
Investment Operations:
Investment income (loss)—net[a]	(.03)	.01	(.03)	(.02)	(.04)
Net realized and unrealized
gain (loss) on investments	3.58	(4.39)	1.37	.38	.34
Total from Investment Operations	3.55	(4.38)	1.34	.36	.30
Distributions:
Dividends from investment income—net	(.01)	—	—	—	—
Net asset value, end of period	9.78	6.24	10.62	9.28	8.92
Total Return (%)	57.07	(41.24)	14.44	4.04	3.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.10	1.09	1.11	1.06
Ratio of net expenses
to average net assets	1.00	.90	1.02	1.11[b]	1.06[b]
Ratio of net investment income
(loss) to average net assets	(.42)	.15	(.33)	(.25)	(.46)
Portfolio Turnover Rate	141.37	118.50	104.97	66.05	49.08
Net Assets, end of period ($ x 1,000)	107,123	54,523	83,793	81,399	52,321

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company, currently offering four series, including the Technology Growth Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to provide capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may

18

be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	168,607,878	—	—	168,607,878
Equity Securities—
Foreign†	6,957,215	—	—	6,957,215
Mutual Funds	21,152,073	—	—	21,152,073

† See Statement of Investments for industry classification.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

20

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2009, The Bank of New York Mellon earned $10,305 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $78,688,690 and unrealized appreciation $25,929,456.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $40,345,577 of the carryover expires in fiscal 2010, $7,722,694 expires in fiscal 2011, $3,537,823 expires in fiscal 2012, $11,980,354 expires in fiscal 2016 and $15,102,242 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008 were as follows: ordinary income $364,149 and $0, respectively.

During the period ended December 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses, net operating losses and capital loss

22

carryover expiration, the fund increased accumulated undistributed investment income-net by $403,121, increased accumulated net realized gain (loss) on investments by $32,065,774 and decreased paid-in capital by $32,468,895. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2009, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Manager had agreed, from January 1, 2009 to July 31, 2009, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of neither class, exclusive of taxes, Rule 12b-1 fees, brokerage fees, extraordinary expenses, interest on borrowings and extraordinary expenses, exceeded .65% of the value of the average daily net assets of their class. During the period ended December 31, 2009, the Manager waived receipt of fees of $138,655, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2009, Service shares were charged $185,467 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2009, the fund was charged $430 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2009, the fund was charged $81 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2009, the fund was charged $15,333 pursuant to the custody agreement.

During the period ended December 31, 2009, the fund was charged $6,681 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $109,758, Rule 12b-1 distribution plan fees $21,330, custodian fees $4,337, chief compliance officer fees $5,011 and transfer agency per account fees $71.

24

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2009, amounted to $196,575,867 and $178,365,559, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended December 31, 2009. These disclosures did not impact the notes to the financial statements.

At December 31, 2009, the cost of investments for federal income tax purposes was $170,787,710; accordingly, accumulated net unrealized appreciation on investments was $25,929,456, consisting of $28,947,015 gross unrealized appreciation and $3,017,559 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 10, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios,Technology Growth Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years,in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2010

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2009 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 27

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through July 29, 2010) of the Technology Growth Portfolio (the “fund”) Investment Advisory Agreement with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board noted that the fund’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund.The Manager also provided the number of separate accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and fund management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered

28

the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Investment Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of science and technology funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all science and technology funds underlying variable insurance products (the “Performance Universe”), selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2009.The Board members noted that the fund’s total return performance for its Initial shares was at or above the Performance Group and Performance Universe medians for all periods, except for the 5-year period when the total return performance was below the Performance Universe median.The Manager also provided a comparison of the fund’s total returns to the returns of its benchmark index for each of the calendar years since inception.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the actual management fee and expense ratio of the fund’s Initial shares (which are not subject to a Rule 12b-1 plan) were lower than the Expense Group and Expense Universe medians and that the contractual management fee was lower than the Expense Group median. In addition, the Board noted that the expense ratio of the fund’s Service

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

shares (which are subject to a Rule 12b-1 plan) was lower than the Expense Group and Expense Universe medians.The Board considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager,

30

including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was not unreasonable given the services provided. The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information (including the fee waiver and expense reimbursement arrangement), costs of the ser- vices provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the advisory fee rate charged to the fund, and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Investment Advisory Agreement was in the best interests of the fund and its shareholders.

32

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

J. DAVID OFFICER, Vice President since January 2010.

Director of Mellon United National Bank, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

36

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

The Fund 37

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $87,932 in 2008 and $89,692 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $56,076 in 2008 and $35,733 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $12,379 in 2008 and $14,874 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $353 in 2008 and $114 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,561,320 in 2008 and $24,975,296 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Portfolios

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 12, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	February 12, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)